                                                                     Exhibit 1.1


                      ATLAS AMERICA SERIES 25-2004 PROGRAM


                            DEALER-MANAGER AGREEMENT
                                       FOR
                             ANTHEM SECURITIES, INC.

                             ANTHEM SECURITIES, INC.
                            DEALER-MANAGER AGREEMENT

                                TABLE OF CONTENTS

                                                                                 PAGE

1.   Description of Program and Units............................................. 1
2.   Representations, Warranties and Agreements of the Managing General Partner... 2
3.   Grant of Authority to the Dealer-Manager..................................... 2
4.   Compensation and Fees........................................................ 3
5.   Covenants of the Managing General Partner.................................... 5
6.   Representations and Warranties of the Dealer-Manager......................... 5
7.   State Securities Registration................................................10
8.   Expense of Sale..............................................................11
9.   Conditions of the Dealer-Manager's Duties....................................11
10.  Conditions of the Managing General Partner's Duties..........................11
11.  Indemnification..............................................................12
12.  Representations and Agreements to Survive Delivery...........................12
13.  Termination..................................................................13
14.  Notices......................................................................13
15.  Format of Checks/Escrow Agent................................................13
16.  Transmittal Procedures.......................................................14
17.  Parties......................................................................14
18.  Relationship.................................................................15
19.  Effective Date...............................................................15
20.  Entire Agreement, Waiver.....................................................15
21.  Complaints...................................................................15
22.  Privacy......................................................................15
23.  Anti-Money Laundering Provision..............................................15


Exhibit A-1 - Escrow Agreement for Atlas America Series 25-2004(A) L.P. Exhibit A-2 - Escrow Agreement for Atlas America Series 25-2004(B) L.P. Exhibit B - Selling Agent Agreement

                             ANTHEM SECURITIES, INC.

                            DEALER-MANAGER AGREEMENT
                                 (Best Efforts)

       RE:  ATLAS AMERICA SERIES 25-2004 PROGRAM

Anthem Securities, Inc.
P.O. Box 926
Coraopolis, Pennsylvania 15108-0926

Gentlemen:

       The undersigned, Atlas Resources, Inc., which is referred to as the "Managing General Partner," on behalf of Atlas America Series 25-2004 Program, which is referred to as the "Program," is an offering of up to 2,400 investor general partner interests and limited partner interests, which are referred to as units, in up to two limited partnerships organized under the laws of Delaware as described below. These limited partnerships are sometimes referred to in this Agreement in the singular as a "Partnership" or in the plural as "Partnerships." The Managing General Partner on behalf of the Partnerships hereby confirms its agreement with you, as Dealer-Manager, as follows:

1.     DESCRIPTION OF PROGRAM AND UNITS.

       (a) The Managing General Partner, a Pennsylvania corporation, is the sole managing general partner of up to two limited partnerships formed under the Delaware Revised Uniform Limited Partnership Act. The Partnerships will be named as follows:

               (i)     Atlas America Series 25-2004(A) L.P.; and

               (ii)    Atlas America Series 25-2004(B) L.P.

               Terms defined in the Private Placement Memorandum and not otherwise defined in this Agreement shall have the meanings set forth in the Private Placement Memorandum.

       (b) The Partnerships will issue and sell the Units at a price of $25,000 per Unit subject to the discounts set forth in Section 4(c) of this Agreement for certain investors. Subject to the receipt and acceptance by the Managing General Partner of the minimum subscription proceeds of $1,000,000 in a Partnership by its Offering Termination Date for each Partnership as described in the Private Placement Memorandum (the "Offering Termination Date"), the Managing General Partner may break escrow and use the subscription proceeds for the Partnership's drilling activities, which is referred to as the "Initial Closing Date." The subscription period for each Partnership will be as described in the Private Placement Memorandum, which includes any supplement. Also, the maximum subscriptions of all the Partnerships, in the aggregate, must not exceed $60 million.

       The Managing General Partner will notify you and the "Selling Agents," as defined below, of the Initial Closing Date for each Partnership.

       The Managing General Partner, its officers, directors, and affiliates may buy, for investment purposes only, the number of Units equal to the minimum subscription proceeds of $1,000,000 required for a Partnership to begin operations.

2. REPRESENTATIONS, WARRANTIES AND AGREEMENTS OF THE MANAGING GENERAL PARTNER. The Managing General Partner represents and warrants to and agrees with you that:

       (a) The Units have not been and will not be registered with the Securities and Exchange Commission, which is referred to as the "Commission." So far as is under the control of the Managing General Partner the Units will be offered and sold in reliance on the exemption provided by Regulation D, which is referred to as "Regulation D," promulgated under Section 4(2) of the Securities Act of 1933, as amended, which is referred to as the "Act."

       (b) The Managing General Partner shall provide to you for delivery to all offerees and purchasers and their representatives the information and documents that the Managing General Partner deems appropriate to comply with Regulation D and any exemptions under applicable state securities acts, which are referred to as the "Blue Sky" laws.

       (c) The Units when issued will be duly authorized and validly issued as set forth in the Amended and Restated Certificate and Agreement of Limited Partnership of each Partnership, which is referred to as the "Partnership Agreement," the form of which is included as Exhibit (A) to the Private Placement Memorandum, and subject only to the rights and obligations set forth in the Partnership Agreement or imposed by the laws of the state of formation of each Partnership or of any jurisdiction to the laws of which each Partnership is subject.

       (d) Each Partnership was duly formed under the laws of the State of Delaware and is validly existing as a limited partnership in good standing under the laws of Delaware with full power and authority to own its properties and conduct its business as described in the Private Placement Memorandum.

               Each Partnership will be qualified to do business as a limited partnership or similar entity offering limited liability in those jurisdictions where the Managing General Partner deems the qualification necessary to assure limited liability of the limited partners.

       (e) The Private Placement Memorandum, as supplemented or amended, does not contain an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements in the Private Placement Memorandum, in the light of the circumstances under which they are made, not misleading.

3.     GRANT OF AUTHORITY TO THE DEALER-MANAGER.

       (a) Based on the representations and warranties contained in this Agreement, and subject to the terms and conditions set forth in this Agreement, the Managing General Partner appoints you as the Dealer-Manager for the Partnerships and gives you the exclusive right during the offering period as described in the Private Placement Memorandum to solicit subscriptions for the Units on a "best efforts" basis in all states other than:

               (i)     Minnesota; and

               (ii)    New Hampshire.

       (b) In all states other than Minnesota and New Hampshire you agree to use your best efforts to effect sales of the Units and to form and manage a selling group composed of soliciting broker/dealers, which are referred to as the "Selling Agents," each of which shall be a member of the National Association of Securities Dealers, Inc., which is referred to as the "NASD," and shall enter into a "Selling Agent Agreement" in substantially the form attached to this Agreement as Exhibit "B."

       The Managing General Partner shall have three business days after the receipt of an executed Selling Agent Agreement to refuse that Selling Agent's participation.

4.     COMPENSATION AND FEES.

       (a) As Dealer-Manager you shall receive from the Managing General Partner the following compensation, based on each Unit sold to investors in a Partnership who are situated and/or residents in states other than Minnesota and New Hampshire and whose subscriptions for Units are accepted by the Managing General
               Partner:

               (i)     a 3.5% Dealer-Manager fee;

               (ii)    an 8% Sales Commission;

               (iii)   a 1.5% nonaccountable marketing expense fee; and

               (iv)    a .5% nonaccountable due diligence fee.

       (b) All or a portion of the Sales Commissions, the nonaccountable due diligence fee and the nonaccountable marketing expense fee may be reallowed to the Selling Agents. Additionally, you may reduce the 1.5% nonaccountable marketing expense fee payable to the Selling Agents as set forth in Section 2(a)(iii) of the Selling Agent Agreement. Of the 3.5% Dealer-Manager fee, up to 3.0% may be reallowed to the wholesalers for subscriptions obtained through their efforts. You shall retain any of the 3.5% Dealer-Manager fee, the Sales Commissions, the 1.5% nonaccountable marketing expense fee and the .5% nonaccountable due diligence fee not reallowed to the Selling Agents or the wholesalers.

       (c)     Notwithstanding the foregoing:

               (i) the Managing General Partner, its officers, directors, and affiliates, and investors who buy Units through the officers and directors of the Managing General Partner, may subscribe to Units for a subscription price reduced by the 3.5% Dealer-Manager fee, the 8% Sales Commission, the 1.5% nonaccountable marketing expense fee, and the .5% nonaccountable due diligence fee which shall not be paid to you; and

               (ii) registered investment advisors and their clients and Selling Agents and their registered representatives and principals may subscribe to Units for a subscription price reduced by the 8% Sales Commission, which shall not be paid to you, although their subscription price shall not be reduced by the 3.5% Dealer-Manager fee, the 1.5% nonaccountable marketing expense fee, and the .5% nonaccountable due diligence fee which shall be paid to you.

               No more than 10% of the total Units (i.e. 240 Units) shall be sold, in the Partnerships combined, with the discounts described above.

       (d) As an additional incentive, to the extent permitted by applicable law and subject to the receipt of the minimum subscription proceeds as described in Section 4(e) of this Agreement, each broker/dealer, including you and the Selling Agents, which has one or more registered representatives and/or principals who sell subscriptions of at least six Units each in either Partnership or in both Partnerships combined shall share in payments from the Managing General Partner equal to 1% of both Partnerships' production revenues less the related operating costs, administrative costs, direct costs, and other costs not specifically allocated.

               A broker/dealer's participation in these payments shall be in the ratio which the total amount of Units sold by all of the broker/dealer's registered representatives and/or principals who sell subscriptions of at least six Units each in either Partnership or in both Partnerships combined bears to the total amount of subscriptions sold by all registered representatives and/or principals (including registered representatives and principals of the Dealer-Manager) in all of the states (including Minnesota and New Hampshire) who sell subscriptions of at least six Units each in either Partnership or in both Partnerships combined. The portion of these payments attributable to Units sold by the Selling Agents shall be reallowed by you to the qualifying Selling Agents. These payments shall be made quarterly.

       (e) Pending receipt and acceptance by the Managing General Partner of the minimum subscription proceeds of $1,000,000 in each Partnership, excluding the subscription discounts set forth in
               Section 4(c) of this Agreement, all proceeds received by you from the sale of Units in each Partnership shall be held in a separate interest bearing escrow account as provided in Section 15 of this Agreement.

               In this regard, a supplement to the Private Placement Memorandum describing the specified prospects for each respective Partnership will be distributed to the investors and offerees in that particular Partnership. If an investor in a Partnership subscribed before he received that Partnership's supplement, he will have a right to reaffirm or withdraw his subscription as described in the supplement. If the investor withdraws his subscription or the Managing General Partner does not receive the investor's reaffirmation of his subscription within the time period described in the supplement, then his subscription will be promptly returned to him. If an investor in a Partnership has a right to withdraw his subscription as described above, then the investor's subscription proceeds will not be included in the minimum subscription proceeds of $1,000,000 required by the Partnership to close and break escrow until and unless the Managing General Partner timely receives the investor's reaffirmation of his subscription.

               Unless at least the minimum subscription proceeds of $1,000,000 as described above are received on or before the Offering Termination Date of a Partnership, as described in Section 1 of this Agreement, the offering of Units in that Partnership, shall be terminated, in which event:

               (i) the 3.5% Dealer-Manager fee, the 8% Sales Commission, the 1.5% nonaccountable marketing expense fee, and the .5% nonaccountable due diligence fee set forth in Section 4(a) of this Agreement shall not be payable to you;

               (ii) all funds advanced by subscribers shall be returned to them with interest earned; and

               (iii) you shall deliver a termination letter in the form provided to you by the Managing General Partner to each of the subscribers and to each of the offerees previously solicited by you and the Selling Agents in connection with the offering of the Units.

       (f) Except as otherwise provided below, the fees and Sales Commissions set forth in Section 4(a) of this Agreement shall be paid to you within five business days after the following:

               (i) at least the minimum subscription proceeds of $1,000,000 as described above have been received by the respective Partnership and accepted by the Managing General Partner; and

               (ii) the Partnership's subscription proceeds have been released from the escrow account to the Managing General Partner.

               You shall reallow to the Selling Agents and the wholesalers their respective fees and Sales Commissions as set forth in Section 4(b) of this Agreement.

               Thereafter, your fees and Sales Commissions shall be paid to you approximately every two weeks until the Offering Termination Date for the respective Partnership. All your remaining fees and Sales Commissions shall be paid by the Managing General Partner no later than fourteen business days after the Offering Termination Date for the respective Partnership.

5. COVENANTS OF THE MANAGING GENERAL PARTNER. The Managing General Partner covenants and agrees that:

       (a) The Managing General Partner shall deliver to you ample copies of the Private Placement Memorandum and all amendments or supplements to the Private Placement Memorandum.

       (b) If any event affecting a Partnership or the Managing General Partner occurs that in the opinion of the Managing General Partner should be set forth in a supplement or amendment to the Private Placement Memorandum, then the Managing General Partner shall promptly at its expense prepare and furnish to you a sufficient number of copies of a supplement or amendment to the Private Placement Memorandum so that it, as so supplemented or amended, will not contain an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements in the Private Placement Memorandum, in the light of the circumstances under which they are made, not misleading.

6. REPRESENTATIONS AND WARRANTIES OF THE DEALER-MANAGER. You, as the Dealer-Manager, represent and warrant to the Managing General Partner that:

       (a) You are a corporation duly organized, validly existing and in good standing under the laws of the state of your formation or of any jurisdiction to the laws of which you are subject, with all requisite power and authority to enter into this Agreement and to carry out your obligations under this Agreement.

       (b) This Agreement when accepted and approved by you shall be duly authorized, executed, and delivered by you and shall be a valid and binding agreement on your part in accordance with its terms.

       (c) The consummation of the transactions contemplated by this Agreement and the Private Placement Memorandum shall not result in the following:

               (i) any breach of any of the terms or conditions of, or a default under your Articles of Incorporation or Bylaws; or any other indenture, agreement, or other instrument to which you are a party; or

               (ii) any violation of any order applicable to you of any court or any federal or state regulatory body or administrative agency having jurisdiction over you or your affiliates.

       (d)     You are not subject to any disqualification described in Rule 505
               (b)(2)(iii) of Regulation D.

               You are duly registered under the provisions of the Securities Exchange Act of 1934, which is referred to as the "Act of 1934," as a dealer, and you are a member in good standing of the NASD. You are duly registered as a broker/dealer in the states where you are required to be registered in order to carry out your obligations as contemplated by this Agreement and the Private Placement Memorandum. You agree to maintain all the foregoing registrations in good standing throughout the term of the offer and sale of the Units, and you agree to comply with all statutes and other requirements applicable to you as a broker/dealer under those registrations.

       (e) Pursuant to your appointment as Dealer-Manager, you shall use your best efforts to exercise the supervision and control that you deem necessary and appropriate to the activities of you and the Selling Agents to comply with all the provisions of Regulation D, insofar as Regulation D applies to your and their activities under this Agreement. Further, you and the Selling Agents shall not engage in any activity which would cause the offer and/or sale of the Units not to comply with Regulation D, the Act, the Act of 1934, the applicable rules and regulations of the Commission, the applicable state securities laws and regulations, this Agreement, and the NASD Conduct Rules including Rules 2420, 2730, 2740, and 2750, and specifically you agree as set forth below.

               (i) You agree to advise the Managing General Partner in writing of each state in which you and the Selling Agents propose to offer or sell the Units; and you shall not, nor shall you permit any Selling Agent, to offer or sell the Units in any state until you have been advised in writing by the Managing General Partner, or the Managing General Partner's special counsel, that the offer or sale of the Units:

                       (1)     has been qualified in the state;

                       (2) is exempt from the qualification requirements imposed by the state; or

                       (3)     the qualification is otherwise not required.

               (ii) Units shall not be offered and/or sold by you or the Selling Agents by means of any form of general solicitation or general advertising, including, but not limited to, the following:

                       (1) any advertisement, article, notice, or other communication published in any newspaper, magazine, or similar media or broadcast over television or radio;

                       (2) any seminar or meeting whose attendees have been invited by any general solicitation or general advertising; or

                       (3) any letter, circular, notice or other written communication constituting a form of general solicitation or general advertising.

               (iii) You agree and shall require any Selling Agent to agree to provide each offeree with the following:

                       (1) a complete and numbered copy of the Private Placement Memorandum and all exhibits incorporated in the Private Placement Memorandum; and

                       (2) any numbered supplement or amendment to the Private Placement Memorandum as set forth in (iv) below.

                       Also, unless advised otherwise by the Managing General Partner, you and the Selling Agents may choose to provide each offeree with the following:

                       (1) a flyer entitled "Atlas America Series 25-2004 Program";

                       (2) an article entitled "Tax Rewards with Oil and Gas Partnerships";

                       (3) a brochure of tax scenarios entitled "How an Investment in Atlas America Series 25-2004 Program can Help Achieve an Investor's Tax Objectives";

                       (4) a brochure entitled "Investing in Atlas America Series 25-2004 Program";

                       (5) a booklet entitled "Outline of Tax Consequences of Oil and Gas Drilling Programs";

                       (6) a brochure entitled "The Appalachian Basin: A Prime Drilling Location Which Commands a Premium";

                       (7)     a brochure entitled "Investment Insights - Tax
                               Time";

                       (8)     a brochure entitled "Frequently Asked Questions";
                               and

                       (9)     possibly other supplementary materials;

                       which are referred to as the "Sales Literature."

                       Further, you and the Selling Agents shall keep file memoranda indicating by number to whom each Private Placement Memorandum, Sales Literature, and supplement or amendment to the Private Placement Memorandum was delivered.

               (iv) When a supplement or amendment to the Private Placement Memorandum is prepared and delivered to you by the Managing General Partner, you agree and shall require any Selling Agent to agree as follows:

                       (1) to distribute each supplement or amendment to the Private Placement Memorandum, identified by number, to every person who has previously received a copy of the Private Placement Memorandum from you and/or the Selling Agent, see
                               Section 4(e) of this Agreement;

                       (2) to include each supplement or amendment in all future deliveries of any Private Placement Memorandum; and

                       (3) to keep file memoranda indicating to whom each supplement or amendment was delivered.

               (v) In connection with any offer or sale of the Units, you agree and shall require any Selling Agent to agree, to the following:

                       (1) to comply in all respects with statements set forth in the Private Placement Memorandum, the Partnership Agreement, and any supplements or amendments to the Private Placement Memorandum;

                       (2) not to make any statement inconsistent with the statements in the Private Placement Memorandum, the Partnership Agreement, and any supplements or amendments to the Private Placement Memorandum;

                       (3) not to make any untrue or misleading statements of a material fact in connection with the Units; and

                       (4) not to provide any written information, statements, or sales materials other than the Private Placement Memorandum, the Sales Literature, and any supplements or amendments to the Private Placement Memorandum unless approved in writing by the Managing General Partner.

               (vi) You and the Selling Agents shall advise each offeree of Units in a Partnership at the time of the initial offering to him that the Partnership and the Managing General Partner shall during the course of the offering and a reasonable time before sale accord him and his purchaser representative(s), if any, the opportunity to ask questions and receive answers concerning the terms and conditions of the offering and to obtain any additional information, to the extent possessed by the Partnership or the Managing General Partner or obtainable by either of them without unreasonable effort or expense, that is necessary to verify the accuracy of the information contained in the Private Placement Memorandum.

               (vii) Before the sale of any of the Units, you and the Selling Agents shall make reasonable inquiry to determine if the offeree is acquiring the Units for his own account or on behalf of other persons, and that the offeree understands the limitations on the offeree's disposition of the Units set forth in Rule 502(d) of Regulation D. This includes a determination by you and the Selling Agents that the offeree understands that he must bear the economic risk of the investment for an indefinite period of time because the Units have not been registered under the Act and, thus, cannot be sold unless the Units are subsequently registered under the Act or an exemption from registration under the Act is available.

               (viii) Before the sale of any of the Units you and the Selling Agents shall have reasonable grounds to believe that:

                       (1) each subscriber is an "accredited investor" as that term is defined in Rule 501(a) of Regulation D; or

                       (2) each subscriber and his duly appointed purchaser representative, if any, meet the standards of Rule 506(b)(2)(ii) of Regulation D.

                       Further, if the subscriber uses a purchaser representative, then you and the Selling Agents shall do the following:

                      (1) make reasonable inquiry to determine if the purchaser representative(s) satisfies all of the conditions of Rule 501(h) of Regulation D;

                       (2) obtain a written acknowledgment by the subscriber concerning his purchaser representative(s); and

                       (3) before obtaining the foregoing acknowledgment, disclose to the subscriber, in writing, any material relationship between his purchaser representative(s) or its affiliates and the Managing General Partner or its affiliates, which then exists or mutually is understood to be contemplated or which has existed at any time during the previous two years, and any compensation received or to be received as a result of that relationship.

               (ix) Units shall not be sold by you or the Selling Agents to more than a total of 35 non-accredited investors in the Partnerships combined as indicated to you from time to time by the Managing General Partner.

               (x) You agree to use your best efforts in the solicitation and sale of the Units and to coordinate and supervise the efforts of the Selling Agents, and you shall require any Selling Agent to agree to use its best efforts in the solicitation and sale of the Units, including that:

                       (1) the Selling Agents comply with all the provisions of Regulation D, the Act, the Act of 1934, the applicable rules and regulations of the Commission, the applicable state securities laws and regulations, this Agreement, and the NASD Conduct Rules;

                       (2) the prospective purchasers meet the suitability requirements set forth in the Private Placement Memorandum, the Subscription Agreement, and this Agreement; and

                       (3) the prospective purchasers properly complete the following forms, which will be included in each Partnership's subscription packet as exhibits to the Private Placement Memorandum:

                               (A) the Subscription Agreement and Annex A attached to the Subscription Agreement [Exhibit (I-B)];

                               (B)     the Execution Page and Purchaser
                                       Questionnaire [Exhibit (C)];

                               (C)     the Purchaser Representative
                                       Acknowledgment Form, if applicable,
                                       [Annex A-1 to Exhibit (C)]; and

                               (D) the Acknowledgment of the Investor, if applicable, [Annex A-1 to Exhibit (C)];

                       together with any additional forms provided in any supplement or amendment to the Private Placement Memorandum, or otherwise provided to you by the Managing General Partner to be completed by prospective purchasers. In this regard, see Section 4(e) of this Agreement.

                       The Managing General Partner shall have the right to reject any subscription at any time for any reason without liability to it. Subscription funds and executed subscription packets shall be transmitted as set forth in
                       Section 16 of this Agreement.

               (xi) Although not anticipated, if you assist in any transfers of the Units, then you shall comply, and you shall require any Selling Agent to comply, with the requirements of Rule 2810(b)(2)(B) and (b)(3)(D) of the NASD Conduct Rules.

               (xii)   You agree and covenant that:

                       (1) the representations and warranties you make in this Agreement are and shall be true and correct at the applicable closing date; and

                       (2) you shall have fulfilled all your obligations under this Agreement at the applicable closing date.

7. STATE SECURITIES REGISTRATION. Incident to the offer and sale of the Units, the Managing General Partner shall use its best efforts either in taking:

       (a) all necessary action and filing all necessary forms and documents deemed reasonable by it in order to qualify or register Units for sale under the securities laws of the states requested by you pursuant to Section 6(e)(i) of this Agreement; or

       (b) any necessary action and filing any necessary forms deemed reasonable by it in order to obtain an exemption from qualification or registration in those states.

       Notwithstanding, the Managing General Partner may elect not to qualify or register Units in any state or jurisdiction in which it deems the qualification or registration is not warranted for any reason in its sole discretion. The Managing General Partner and its counsel shall inform you as to the states and jurisdictions in which the Units have been qualified for sale or are exempt under the respective securities or Blue Sky laws of those states and jurisdictions. The Managing General Partner, however, has not assumed and will not assume any obligation or responsibility as to your right or any Selling Agent's right to act as a broker/dealer with respect to the Units in any state or jurisdiction.

       The Managing General Partner shall provide to you and the Selling Agents for delivery to all offerees and purchasers and their representatives any additional information, documents, and instruments that the Managing General Partner deems necessary to comply with the rules, regulations, and judicial and administrative interpretations in those states and jurisdictions for the offer and sale of the Units in those states.

       The Managing General Partner shall file all post-offering forms, documents, or materials and take all other actions required by the states and jurisdictions in which the offer and sale of Units have been qualified, registered, or are exempt. However, the Managing General Partner shall not be required to take any action, make any filing, or prepare any document necessary or required in connection with your status or any Selling Agent's status as a broker/dealer under the laws of any state or jurisdiction.

       The Managing General Partner shall provide you with copies of all applications, filings, correspondence, orders, other documents, or instruments relating to any application for qualification, registration, exemption or other approval under applicable state or Federal securities laws for the offering.

8. EXPENSE OF SALE. The expenses in connection with the offer and sale of the Units shall be payable as set forth below.

       (a) The Managing General Partner shall pay all expenses incident to the performance of its obligations under this Agreement, including the fees and expenses of its attorneys and accountants and all fees and expenses of registering or qualifying the Units for offer and sale in the states and jurisdictions as set forth in Section 7 of this Agreement, or obtaining exemptions from qualification or registration, even if the offering of either or both Partnerships is not successfully completed.

       (b) You shall pay all expenses incident to the performance of your obligations under this Agreement, including the formation and management of the selling group and the fees and expenses of your own counsel and accountants, even if the offering of either or both Partnerships is not successfully completed.

9. CONDITIONS OF THE DEALER-MANAGER'S DUTIES. Your obligations under this Agreement shall be subject to the accuracy, as of the date of this Agreement and at the applicable closing date of:

       (a) the Managing General Partner's representations and warranties made in this Agreement; and

       (b) to the performance by the Managing General Partner of its obligations under this Agreement.

10. CONDITIONS OF THE MANAGING GENERAL PARTNER'S DUTIES. The Managing General Partner's obligations provided under this Agreement, including the duty to pay compensation to you as set forth in Section 4 of this Agreement, shall be subject to the following:

       (a) the accuracy, as of the date of this Agreement and at the applicable closing date of each Partnership as if made at the applicable closing date, of your representations and warranties made in this Agreement;

       (b)     the performance by you of your obligations under this Agreement;
               and

       (c) the Managing General Partner's receipt, at or before the applicable closing date, of the following documents:

               (i)     the file memoranda required under Sections 6(e)(iii) and
                       (iv) of this Agreement; and

               (ii) fully executed subscription documents for each prospective purchaser as required by Section 6(e)(x) of this Agreement.

11.    INDEMNIFICATION.

       (a) You and the Selling Agents shall indemnify and hold harmless the Managing General Partner, each Partnership and its attorneys against any losses, claims, damages or liabilities, joint or several, to which they may become subject under the Act, the Act of 1934, or otherwise insofar as the losses, claims, damages, or liabilities (or actions in respect thereof) arise out of or are based on your agreements with the Selling Agents or your breach of any of your duties and obligations, representations, or warranties under the terms or provisions of this Agreement, and you and the Selling Agents shall reimburse them for any legal or other expenses reasonably incurred in connection with investigating or defending the losses, claims, damages, liabilities, or actions.

       (b) The Managing General Partner shall indemnify and hold you and the Selling Agents harmless against any losses, claims, damages or liabilities, joint or several, to which you and the Selling Agents may become subject under the Act, the Act of 1934, or otherwise insofar as the losses, claims, damages, or liabilities (or actions in respect thereof) arise out of or are based on the Managing General Partner's breach of any of its duties and obligations, representations, or warranties under the terms or provisions of this Agreement, and the Managing General Partner shall reimburse you and the Selling Agents for any legal or other expenses reasonably incurred in connection with investigating or defending the losses, claims, damages, liabilities, or actions.

       (c) The foregoing indemnity agreements shall extend on the same terms and conditions to, and shall inure to the benefit of, each person, if any, who controls each indemnified party within the meaning of the Act.

       (d) Promptly after receipt by an indemnified party of notice of the commencement of any action, the indemnified party shall, if a claim in respect of the action is to be made against an indemnifying party under this Section, notify the indemnifying party in writing of the commencement of the action; but the omission to promptly notify the indemnifying party shall not relieve the indemnifying party from any liability which it may have to any indemnified party. If any action is brought against an indemnified party, it shall notify the indemnifying party of the commencement of the action, and the indemnifying party shall be entitled to participate in, and, to the extent that it wishes, jointly with any other indemnifying party similarly notified, to assume the defense of the action, with counsel satisfactory to the indemnified and indemnifying parties. After the indemnified party has received notice from the agreed on counsel that the defense of the action under this paragraph has been assumed, the indemnifying party shall not be responsible for any legal or other expenses subsequently incurred by the indemnified party in connection with the defense of the action other than with respect to the agreed on counsel who assumed the defense of the action.

12. REPRESENTATIONS AND AGREEMENTS TO SURVIVE DELIVERY. All representations, warranties, and agreements of the Managing General Partner and you in this Agreement, including the indemnity agreements contained in Section 11 of this Agreement, shall:

       (a)     survive the delivery, execution and closing of this Agreement;

       (b) remain operative and in full force and effect regardless of any investigation made by or on behalf of you or any person who controls you within the meaning of the Act, by the Managing General Partner, or any of its officers, directors or any person who controls the Managing General Partner within the meaning of the Act; or any other indemnified party; and

       (c)     survive delivery of the Units.

13.    TERMINATION.

       (a) You shall have the right to terminate this Agreement other than the indemnification provisions of Section 11 of this Agreement by giving notice as specified below any time at or before a closing date:

               (i) if the Managing General Partner has failed, refused, or been unable at or before a closing date, to perform any of its obligations under this Agreement; or

               (ii) there has occurred an event materially and adversely affecting the value of the Units.

               If you elect to terminate this Agreement other than the indemnification provisions of Section 11 of this Agreement, then the Managing General Partner shall be promptly notified by you by telephone, e-mail, facsimile, or telegram, confirmed by letter.

       (b) The Managing General Partner may terminate this Agreement other than the indemnification provisions of Section 11 of this Agreement, for any reason and at any time, by promptly giving notice to you by telephone, e-mail, facsimile, or telegram, confirmed by letter as specified below at or before a closing date.

14.    NOTICES.

       (a) All notices or communications under this Agreement, except as otherwise specifically provided, shall be in writing.

       (b) Any notice or communication sent by the Managing General Partner to you shall be mailed, delivered, or sent by facsimile, e-mail or telegraph, and confirmed to you at P.O. Box 926, 311 Rouser Road, Moon Township, Pennsylvania 15108-0926.

       (c) Any notice or communication sent by you to the Managing General Partner or a Partnership shall be mailed, delivered, or sent by facsimile, e-mail or telegraph, and confirmed at 311 Rouser Road, Moon Township, Pennsylvania 15108.

15. FORMAT OF CHECKS/ESCROW AGENT. Pending receipt of the minimum subscription proceeds of $1,000,000 of each Partnership as set forth in
       Section 4(e) of this Agreement, the Managing General Partner and you and the Selling Agents, including customer carrying broker/dealers, agree that all subscribers shall be instructed to make their checks or wires transfers payable solely to the Escrow Agent as agent for the respective Partnership in which Units are then being offered as follows: "Atlas Series 25-2004(A) L.P., Escrow Agent, National City Bank of PA" or "Atlas Series 25-2004(B) L.P., Escrow Agent, National City Bank of PA."

       You agree and shall require the Selling Agents to agree to comply with Rule 15c2-4 adopted under the Act of 1934. In addition, for identification purposes, wire transfers should reference the subscriber's name and the account number of the escrow account for the Partnership in which the Units are then being offered.

       If you receive a check not conforming to the foregoing instructions, then you shall return the check to the Selling Agent not later than the end of the next business day following its receipt by you. The Selling Agent shall then return the check directly to the subscriber not later than the end of the next business day following its receipt from you. Checks received by you or a Selling Agent which conform to the foregoing instructions shall be transmitted by you under Section 16 "Transmittal Procedures," below.

       You represent that you have or will execute the Escrow Agreement for each Partnership and agree that you are bound by the terms of the Escrow Agreements executed by you, for the respective Partnership, and the Managing General Partner, copies of which are attached to this Agreement as Exhibit "A-1" and "A-2."

16. TRANSMITTAL PROCEDURES. You and each Selling Agent shall transmit received investor funds in accordance with the following procedures. For purposes of the following, the term "Selling Agent" shall also include you as Dealer-Manager when you receive subscriptions from investors.

       (a) Pending receipt of a Partnership's minimum subscription proceeds of $1,000,000 as set forth in Section 4(e) of this Agreement, the Selling Agents on receipt of any check from a subscriber shall promptly transmit the check and the original executed subscription documents to you, as Dealer-Manager, by the end of the next business day following receipt of the check by the Selling Agent. By the end of the next business day following your receipt of the check and the original executed subscription agreement, you, as Dealer-Manager, shall transmit the check and a copy of the executed subscription agreement to the Escrow Agent, and the original executed subscription documents and a copy of the check to the Managing General Partner.

       (b) On receipt by you, as Dealer-Manager, of notice from the Managing General Partner that a Partnership's minimum subscription proceeds of $1,000,000 as set forth in Section 4(e) of this Agreement have been received, the Managing General Partner, you, and the Selling Agents agree that all subscribers then may be instructed, in the Managing General Partner's sole discretion, to make their checks, drafts, or money orders payable solely to the Partnership in which Units are then being offered.

               Thereafter, the Selling Agents shall promptly transmit any and all checks received from subscribers and the original executed subscription documents to you as Dealer-Manager by the end of the next business day following receipt of the check by the Selling Agent. By the end of the next business day following your receipt of the check and the original executed subscription documents, you as Dealer-Manager shall transmit the check and the original executed subscription documents to the Managing General Partner.

17. PARTIES. This Agreement shall inure to the benefit of and be binding on you, the Managing General Partner, and any respective successors and assigns. This Agreement shall also inure to the benefit of the indemnified parties, their successors and assigns. This Agreement is intended to be and is for the sole and exclusive benefit of the parties to this Agreement, including the Partnerships, and their respective successors and assigns, and the indemnified parties and their successors and assigns, and for the benefit of no other person. No other person shall have any legal or equitable right, remedy or claim under or in respect of this Agreement. No purchaser of any of the Units from you or a Selling Agent shall be construed a successor or assign merely by reason of the purchase.

18. RELATIONSHIP. This Agreement shall not constitute you a partner of the Managing General Partner, a Partnership, or any general partner of a Partnership, nor render the Managing General Partner, the Partnerships, or any general partner of a Partnership liable for any of your obligations.

19. EFFECTIVE DATE. This Agreement is made effective between the parties as of the date accepted by you as indicated by your signature to this Agreement.

20.    ENTIRE AGREEMENT, WAIVER.

       (a) This Agreement constitutes the entire agreement between the Managing General Partner and you, and shall not be amended or modified in any way except by subsequent agreement executed in writing. Neither party to this Agreement shall be liable or bound to the other by any agreement except as specifically set forth in this Agreement.

       (b) The Managing General Partner and you may waive, but only in writing, any term, condition, or requirement under this Agreement that is intended for its benefit. However, any written waiver of any term or condition of this Agreement shall not operate as a waiver of any other breach of that term or condition of this Agreement. Also, any failure to enforce any provision of this Agreement shall not operate as a waiver of that provision or any other provision of this Agreement.

21. COMPLAINTS. The Managing General Partner and you, as Dealer-Manager, agree as follows:

       (a) to notify the other if either receives an investor complaint in connection with the offer or sale of Units by you or a Selling Agent;

       (b)     to cooperate with the other in resolving the complaint; and

       (c) to cooperate in any regulatory examination of the other to the extent it involves this Agreement or the offer or sale of Units by you or a Selling Agent.

22. PRIVACY. The Managing General Partner and you each acknowledge that certain information made available to the other under this Agreement may be deemed nonpublic personal information under the Gramm-Leach-Bliley Act, other federal or state privacy laws (as amended), and the rules and regulations promulgated thereunder, which are referred to collectively, as the "Privacy Laws." The Managing General Partner and you agree as follows:

       (a) not to disclose or use the information except as required to carry out each party's respective duties under this Agreement or as otherwise permitted by law in the ordinary course of business;

       (b) to establish and maintain procedures reasonably designed to assure the security and privacy of all the information; and

       (c) to cooperate with the other and provide reasonable assistance in ensuring compliance with the Privacy Laws to the extent applicable to either or both the Managing General Partner and you.

23. ANTI-MONEY LAUNDERING PROVISION. You and each Selling Agent each represent and warrant to the Managing General Partner that each of you have in place and will maintain suitable and adequate "know your customer" policies and procedures and that each of you shall comply with all applicable laws and regulations regarding anti-money laundering activity and will provide such documentation to the Managing General Partner on written request.


                                                          Very truly yours,

                                                          MANAGING GENERAL PARTNER

                                                          ATLAS RESOURCES, INC.,
                                                          a Pennsylvania corporation

March 2, 2004                                             By:   /s/ Jack L. Hollander
-------------                                                   ---------------------------------------------------------
Date                                                            Jack L. Hollander, Senior Vice President - Direct
                                                                Participation Programs


                                                          ATLAS AMERICA SERIES 25-2004(A) L.P.

                                                          By:   Atlas Resources, Inc.,
                                                                Managing General Partner

March 2, 2004                                             By:   /s/ Jack L. Hollander
-------------                                                   ---------------------------------------------------------
Date                                                            Jack L. Hollander, Senior Vice President - Direct
                                                                Participation Programs


                                                          ATLAS AMERICA SERIES 25-2004(B) L.P.

                                                          By:   Atlas Resources, Inc.,
                                                                Managing General Partner

March 2, 2004                                             By:   /s/ Jack L. Hollander
-------------                                                   ---------------------------------------------------------
Date                                                            Jack L. Hollander, Senior Vice President - Direct
                                                                Participation Programs


                                                          DEALER-MANAGER

                                                          ANTHEM SECURITIES, INC.,
                                                          a Pennsylvania corporation


March 2, 2004                                             By:   /s/ Justin Atkinson
-------------                                                   ---------------------------------------------------------
Date                                                            Justin Atkinson, President

                                  EXHIBIT "A-1"

                      ATLAS AMERICA SERIES 25-2004(A) L.P.

                                ESCROW AGREEMENT


     THIS AGREEMENT is made to be effective as of March 1, 2004, by and among Atlas Resources, Inc., a Pennsylvania corporation (the "Managing General Partner"), Anthem Securities, Inc., a Pennsylvania corporation ("Anthem"), Bryan Funding, Inc., a Pennsylvania corporation ("Bryan Funding"), collectively Anthem and Bryan Funding are referred to as the "Dealer-Manager," Atlas America Series 25-2004(A) L.P., a Delaware limited partnership (the "Partnership") and National City Bank of Pennsylvania, Pittsburgh, Pennsylvania, as escrow agent (the "Escrow Agent").

                                   WITNESSETH:

     WHEREAS, the Managing General Partner intends to offer for sale to qualified investors (the "Investors") up to 2,400 limited partnership interests in the Partnership (the "Units").

     WHEREAS, each Investor will be required to pay his subscription in full on subscribing by check or wire transfer (the "Subscription Proceeds").

     WHEREAS, the cost per Unit will be $25,000 subject to certain discounts of up to 13.5% ($3,375 per Unit) for sales to the Managing General Partner, its officers, directors and affiliates, registered investment advisors and their clients, Selling Agents and their registered representatives and principals, and investors who buy Units through the officers and directors of the Managing General Partner. Also, the Managing General Partner, in its discretion, may accept one-half Unit ($12,500) subscriptions from Accredited Investors with larger subscriptions permitted in $1,000 increments.

     WHEREAS, the Managing General Partner and Anthem have executed an agreement ("Anthem Dealer-Manager Agreement") under which Anthem will solicit subscriptions for Units in all states other than Minnesota and New Hampshire on a "best efforts" "all or none" basis for Subscription Proceeds of $1,000,000 and on a "best efforts" basis for the remaining Units on behalf of the Managing General Partner and the Partnership and under which Anthem has been authorized to select certain members in good standing of the National Association of Securities Dealers, Inc. ("NASD") to participate in the offering of the Units ("Selling Agents").

     WHEREAS, the Managing General Partner and Bryan Funding have executed an agreement ("Bryan Funding Dealer-Manager Agreement") under which Bryan Funding will solicit subscriptions for Units in the states of Minnesota and New Hampshire on a "best efforts" "all or none" basis for Subscription Proceeds of $1,000,000 and on a "best efforts" basis for the remaining Units on behalf of the Managing General Partner and the Partnership and under which Bryan Funding has been authorized to select certain members in good standing of the NASD to participate in the offering of the Units ("Selling Agents").

     WHEREAS, the Anthem Dealer-Manager Agreement and the Bryan Funding Dealer-Manager Agreement, collectively referred to as the "Dealer-Manager Agreement," provide for compensation to the Dealer-Manager to participate in the offering of the Units, subject to the discounts set forth above for certain Investors, which compensation includes, but is not limited to, for each Unit sold:

     o    a 3.5% Dealer-Manager fee;

     o    an 8% sales commission;

     o    a 1.5% nonaccountable marketing expense fee; and

     o    a .5% nonaccountable due diligence fee;

all or a portion of which will be reallowed to the Selling Agents and wholesalers.

     WHEREAS, under the terms of the Dealer-Manager Agreement the Subscription Proceeds are required to be held in escrow subject to the receipt and acceptance by the Managing General Partner of the minimum Subscription Proceeds of $1,000,000, including any optional subscription by the Managing General Partner, its officers, directors, and Affiliates.

     WHEREAS, the Units may also be offered and sold by the officers and directors of the Managing General Partner without receiving a sales commission or other compensation on their sales.

     WHEREAS, no subscriptions to the Partnership will be accepted after the "Offering Termination Date," which is the first to occur of either:

     o    receipt of the maximum Subscription Proceeds of $60,000,000; or

     o    May 31, 2004.

     WHEREAS, to facilitate compliance with the terms of the Dealer-Manager Agreement and Rule 15c2-4 adopted under the Securities Exchange Act of 1934, the Managing General Partner and the Dealer-Manager desire to have the Subscription Proceeds deposited with the Escrow Agent and the Escrow Agent agrees to hold the Subscription Proceeds under the terms and conditions set forth in this Agreement.

     NOW, THEREFORE, in consideration of the mutual covenants and conditions contained in this Agreement, the parties to this Agreement, intending to be legally bound, agree as follows:

1. APPOINTMENT OF ESCROW AGENT. The Managing General Partner, the Partnership, and the Dealer-Manager appoint the Escrow Agent as the escrow agent to receive and to hold the Subscription Proceeds deposited with the Escrow Agent by the Dealer-Manager and the Managing General Partner under this Agreement, and the Escrow Agent agrees to serve in this capacity during the term and based on the provisions of this Agreement.

2. DEPOSIT OF SUBSCRIPTION PROCEEDS. Pending receipt of the minimum Subscription Proceeds of $1,000,000, the Dealer-Manager and the Managing General Partner shall deposit the Subscription Proceeds of each Investor to whom they sell Units with the Escrow Agent and shall deliver to the Escrow Agent a copy of the Subscription Agreement, which is the execution and subscription instrument signed by the Investor to evidence his agreement to purchase Units in the Partnership. Payment for each subscription for Units shall be in the form of a check or wire transfer made payable to "Atlas Series 25-2004(A) L.P., Escrow Agent, National City Bank of Pennsylvania."

3. INVESTMENT OF SUBSCRIPTION PROCEEDS. The Subscription Proceeds shall be deposited in an interest bearing account maintained by the Escrow Agent as directed by the Managing General Partner. This may be a savings account, bank money market account, short-term certificates issued by a bank, or short-term certificates of deposit issued or guaranteed by the United States government. The interest earned shall be added to the Subscription Proceeds and disbursed in accordance with the provisions of Paragraph 4 or 5 of this Agreement, as the case may be.

4.   DISTRIBUTION OF SUBSCRIPTION PROCEEDS. If the Escrow Agent:

     (a) receives proper written notice from an authorized officer of the Managing General Partner that at least the minimum Subscription Proceeds of $1,000,000 have been received and accepted by the Managing General Partner; and

     (b) determines that Subscription Proceeds for at least $1,000,000 are Distributable Subscription Proceeds;

     then the Escrow Agent shall promptly release and distribute to the Managing General Partner the Distributable Subscription Proceeds plus any interest paid and investment income earned on the Subscription Proceeds while held by the Escrow Agent in the escrow account. For purposes of the Agreement, "Distributable Subscription Proceeds" are Subscription Proceeds which have been deposited in the escrow account (1) by check, but only to the extent the Escrow Agent believes an amount of time has passed which would usually be sufficient for Subscription Proceeds paid by check to have returned unpaid by the bank on which the check was drawn and (2) by wire transfer.

     After the initial distribution, any remaining Subscription Proceeds, plus any interest paid and investment income earned on the Subscription Proceeds while held by the Escrow Agent in the escrow account, shall be promptly released and distributed to the Managing General Partner by the Escrow Agent as the Subscription Proceeds become Distributable Subscription Proceeds after a 10 day period from the date of deposit.

     The Managing General Partner shall immediately return to the Escrow Agent any Subscription Proceeds distributed to the Managing General Partner or refunded to an Investor to the extent that such Subscription Proceeds were paid by a check which is returned or otherwise not collected for any reason prior or subsequent to termination of this Agreement.

5. SEPARATE PARTNERSHIP ACCOUNT. During the continuation of the offering after the Partnership is funded with cleared Subscription Proceeds of at least $1,000,000 and the Escrow Agent receives the notice described in Paragraph 4 of this Agreement, and before the Offering Termination Date, any additional Subscription Proceeds may be deposited by the Dealer-Manager and the Managing General Partner directly in a separate Partnership account which shall not be subject to the terms of this Agreement.

6.   DISTRIBUTIONS TO SUBSCRIBERS.

    (a) If the Partnership is not funded as contemplated because less than the minimum Subscription Proceeds of $1,000,000 have been received and accepted by the Managing General Partner by twelve (12:00) p.m.
          (noon), local time, EASTERN STANDARD TIME, on the Offering Termination Date, or for any other reason, then the Managing General Partner shall notify the Escrow Agent, and the Escrow Agent promptly shall distribute to each Investor for which Escrow Agent has a copy of the subscription agreement, a refund check made payable to the Investor in an amount equal to the Subscription Proceeds of the Investor, plus any interest paid or investment income earned on the Investor's Subscription Proceeds while held by the Escrow Agent in the escrow account.

    (b) If a subscription for Units submitted by an Investor is rejected by the Managing General Partner for any reason after the Subscription Proceeds relating to the subscription have been deposited with the Escrow Agent, then the Managing General Partner promptly shall notify in writing, the Escrow Agent of the rejection, and the Escrow Agent shall promptly distribute to the Investor, for which Escrow Agent has a copy of a Subscription Agreement, a refund check made payable to the Investor in an amount equal to the Subscription Proceeds of the Investor, plus any interest paid or investment income earned on the Investor's Subscription Proceeds while held by the Escrow Agent in the escrow account.

7. COMPENSATION AND EXPENSES OF ESCROW AGENT. The Managing General Partner shall be solely responsible for and shall pay the compensation of the Escrow Agent for its services under this Agreement, as provided in Appendix 1 to this Agreement and made a part of this Agreement, and the charges, expenses (including any reasonable attorneys' fees), and other out-of-pocket expenses incurred by the Escrow Agent in connection with the administration of the provisions of this Agreement. The Escrow Agent shall have no lien on the Subscription Proceeds deposited in the escrow account unless and until the Partnership is funded with cleared Subscription Proceeds of at least $1,000,000 and the Escrow Agent receives the proper written notice described in Paragraph 4 of this Agreement, at which time the Escrow Agent shall have, and is granted, a prior lien on any property, cash, or assets held under this Agreement, with respect to its unpaid compensation and nonreimbursed expenses, superior to the interests of any other persons or entities.

8. DUTIES OF ESCROW AGENT. The Escrow Agent shall not be obligated to accept any notice, make any delivery, or take any other action under this Agreement unless the notice or request or demand for delivery or other action is in writing and given or made by the Managing General Partner or an authorized officer of the Managing General Partner. In no event shall the Escrow Agent be obligated to accept any notice, request, or demand from anyone other than the Managing General Partner.

9. LIABILITY OF ESCROW AGENT. The Escrow Agent shall not be liable for any damages, or have any obligations other than the duties prescribed in this Agreement in carrying out or executing the purposes and intent of this Agreement. However, nothing in this Agreement shall relieve the Escrow Agent from liability arising out of its own willful misconduct or gross negligence. The Escrow Agent's duties and obligations under this Agreement shall be entirely administrative and not discretionary. The Escrow Agent shall not be liable to any party to this Agreement or to any third-party as a result of any action or omission taken or made by the Escrow Agent in good faith. The parties to this Agreement will jointly and severally indemnify the Escrow Agent, hold the Escrow Agent harmless, and reimburse the Escrow Agent from, against and for, any and all liabilities, costs, fees and expenses (including reasonable attorney's fees) the Escrow Agent may suffer or incur by reason of its execution and performance of this Agreement. If any legal questions arise concerning the Escrow Agent's duties and obligations under this Agreement, then the Escrow Agent may consult with its counsel and rely without liability on written opinions given to it by its counsel.

     The Escrow Agent shall be protected in acting on any written notice, request, waiver, consent, authorization, or other paper or document which the Escrow Agent, in good faith, believes to be genuine and what it purports to be.

     If there is any disagreement between any of the parties to this Agreement, or between them or any other person, resulting in adverse claims or demands being made in connection with this Agreement, or if the Escrow Agent, in good faith, is in doubt as to what action it should take under this Agreement, then the Escrow Agent may, at its option, refuse to comply with any claims or demands on it or refuse to take any other action under this Agreement, so long as the disagreement continues or the doubt exists. In any such event, the Escrow Agent shall not be or become liable in any way or to any person for its failure or refusal to act and the Escrow Agent shall be entitled to continue to so refrain from acting until the dispute is resolved by the parties involved.

     National City Bank of Pennsylvania is acting solely as the Escrow Agent and is not a party to, nor has it reviewed or approved any agreement or matter of background related to this Agreement, other than this Agreement itself, and has assumed, without investigation, the authority of the individuals executing this Agreement to be so authorized on behalf of the party or parties involved.

10. RESIGNATION OR REMOVAL OF ESCROW AGENT. The Escrow Agent may resign as such after giving thirty days' prior written notice to the other parties to this Agreement. Similarly, the Escrow Agent may be removed and replaced after receiving thirty days' prior written notice from the other parties to this Agreement. In either event, the duties of the Escrow Agent shall terminate thirty days after the date of the notice (or as of an earlier date as may be mutually agreeable); and the Escrow Agent shall then deliver the balance of the Subscription Proceeds (and any interest paid or investment income earned thereon while held by the Escrow Agent in the escrow account) in its possession to a successor escrow agent appointed by the other parties to this Agreement as evidenced by a written notice filed with the Escrow Agent.

     If the other parties to this Agreement are unable to agree on a successor escrow agent or fail to appoint a successor escrow agent before the expiration of thirty days following the date of the notice of the Escrow Agent's resignation or removal, then the Escrow Agent may petition any court of competent jurisdiction for the appointment of a successor escrow agent or other appropriate relief. Any resulting appointment shall be binding on all of the parties to this Agreement.

     On acknowledgment by any successor escrow agent of the receipt of the then remaining balance of the Subscription Proceeds (and any interest paid or investment income earned thereon while held by the Escrow Agent in the escrow account), the Escrow Agent shall be fully released and relieved of all duties, responsibilities, and obligations under this Agreement.

11. TERMINATION. This Agreement shall terminate and the Escrow Agent shall have no further obligation with respect to this Agreement after the distribution of all Subscription Proceeds (and any interest paid or investment income earned thereon while held by the Escrow Agent in the escrow account) as contemplated by this Agreement or on the written consent of all the parties to this Agreement.

12. NOTICE. Any notices or instructions, or both, to be given under this Agreement shall be validly given if set forth in writing and mailed by certified mail, return receipt requested, or by facsimile with confirmation of receipt (originals to be followed in the mail), or by a nationally recognized overnight courier, as follows:

     If to the Escrow Agent:

          National City Bank
          1900 East 9th Street
          Cleveland, Ohio 44114

          Attention: Dawn DeWerth LOC 2111

          Phone: (216) 222-9225
          Facsimile: (216) 222-7044

     If to the Managing General Partner:

          Atlas Resources, Inc.
          311 Rouser Road
          P.O. Box 611
          Moon Township, Pennsylvania 15108

          Attention: Karen A. Black

          Phone: (412) 262-2830
          Facsimile: (412) 262-2820

     If to Anthem:

          Anthem Securities, Inc.
          311 Rouser Road
          P.O. Box 926
          Moon Township, Pennsylvania 15108

          Attention: Justin Atkinson

          Phone: (412) 262-1680
          Facsimile: (412) 262-7430

     If to Bryan Funding:

          Bryan Funding, Inc.
          393 Vanadium Road
          Pittsburgh, Pennsylvania 15243

          Attention: Richard G. Bryan, Jr.

          Phone: (412) 276-9393
          Facsimile: (412) 276-9396

     Any party may designate any other address to which notices and instructions shall be sent by notice duly given in accordance with this Agreement.

13.  MISCELLANEOUS.

     (a) This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Pennsylvania.

     (b) This Agreement shall be binding on and shall inure to the benefit of the undersigned and their respective successors and assigns.

     (c) This Agreement may be executed in multiple copies, each executed copy to serve as an original.

14. The parties hereto and subscribers acknowledge Escrow Agent has not reviewed and is not making any recommendations with respect to the securities offered.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement to be effective as of the day and year first above written.

                                           NATIONAL CITY BANK OF PENNSYLVANIA
                                           As Escrow Agent


                                           By: /s/ Brian Utrup
                                               ---------------------------------
                                               Brian Utrup, Vice President


                                           ATLAS RESOURCES, INC.
                                           A Pennsylvania corporation


                                           By: /s/ Karen A. Black
                                               --------------------------------
                                               Karen A. Black, Vice President -
                                               Partnership Administration


                                           ANTHEM SECURITIES, INC.
                                           A Pennsylvania corporation


                                           By: /s/ Justin T. Atkinson
                                               --------------------------------
                                               Justin T. Atkinson, President


                                           BRYAN FUNDING, INC.
                                           A Pennsylvania corporation


                                           By: /s/ Richard G. Bryan, Jr.
                                               --------------------------------
                                               Richard G. Bryan, Jr., President


                                           ATLAS AMERICA SERIES 25-2004(A) L.P.

                                           By: ATLAS RESOURCES, INC. Managing
                                           General Partner


                                           By: /s/ Jack L. Hollander
                                               --------------------------------
                                               Jack L. Hollander, Senior Vice
                                               President - Direct Participation
                                               Programs

                         APPENDIX I TO ESCROW AGREEMENT

                    COMPENSATION FOR SERVICES OF ESCROW AGENT


REVIEW AND ACCEPTANCE FEE:                                        $   WAIVED

For providing initial review of the Escrow Agreement and all supporting documents and for initial services associated with establishing the Escrow Account. This is a one (1) time fee payable upon the opening of the account.

I.       Annual Administrative Fee Payable in Advance               $3000.00
         (or any portion thereof)

II.      Remittance of checks returned to subscribers                  20.00
         (set out in section 6 of the governing agreement)

III.     Wire transfers                                                  n/a

IV.      Purchase or Sale of Securities                               100.00

 V. Investments (document limits investment to a checking or savings account, or certificates of deposit) such products offered by any National City Bank retail branch)- fees are subject to the type of account the Managing General Partner directs the Escrow Agent to open and to be governed by the Escrow Agreement.

EXTRAORDINARY SERVICES:

For any services other than those covered by the aforementioned, a special per hour charge will be made commensurate with the character of the service, time required and responsibility involved. Such services include but are not limited to excessive administrative time, attendance at closings, specialized reports, and record keeping, unusual certifications, etc.

Managing General Partner agrees to report all funds in accordance with appropriate tax treatment.

FEE SCHEDULE IS SUBJECT TO ANNUAL REVIEW AND/OR ADJUSTMENT UPON AMENDMENT
THERETO.

                                  EXHIBIT "A-2"

                      ATLAS AMERICA SERIES 25-2004(B) L.P.

                                ESCROW AGREEMENT


     THIS AGREEMENT is made to be effective as of June 1, 2004, by and among Atlas Resources, Inc., a Pennsylvania corporation (the "Managing General Partner"), Anthem Securities, Inc., a Pennsylvania corporation ("Anthem"), Bryan Funding, Inc., a Pennsylvania corporation ("Bryan Funding"), collectively Anthem and Bryan Funding are referred to as the "Dealer-Manager," Atlas America Series 25-2004(B) L.P., a Delaware limited partnership (the "Partnership") and National City Bank of Pennsylvania, Pittsburgh, Pennsylvania, as escrow agent (the "Escrow Agent").

                                   WITNESSETH:

     WHEREAS, the Managing General Partner intends to offer for sale to qualified investors (the "Investors") up to 1,200 limited partnership interests in the Partnership (the "Units").

     WHEREAS, each Investor will be required to pay his subscription in full on subscribing by check or wire transfer (the "Subscription Proceeds").

     WHEREAS, the cost per Unit will be $25,000 subject to certain discounts of up to 13.5% ($3,375 per Unit) for sales to the Managing General Partner, its officers, directors and affiliates, registered investment advisors and their clients, Selling Agents and their registered representatives and principals, and investors who buy Units through the officers and directors of the Managing General Partner. Also, the Managing General Partner, in its discretion, may accept one-half Unit ($12,500) subscriptions from Accredited Investors with larger subscriptions permitted in $1,000 increments.

     WHEREAS, the Managing General Partner and Anthem have executed an agreement ("Anthem Dealer-Manager Agreement") under which Anthem will solicit subscriptions for Units in all states other than Minnesota and New Hampshire on a "best efforts" "all or none" basis for Subscription Proceeds of $1,000,000 and on a "best efforts" basis for the remaining Units on behalf of the Managing General Partner and the Partnership and under which Anthem has been authorized to select certain members in good standing of the National Association of Securities Dealers, Inc. ("NASD") to participate in the offering of the Units ("Selling Agents").

     WHEREAS, the Managing General Partner and Bryan Funding have executed an agreement ("Bryan Funding Dealer-Manager Agreement") under which Bryan Funding will solicit subscriptions for Units in the states of Minnesota and New Hampshire on a "best efforts" "all or none" basis for Subscription Proceeds of $1,000,000 and on a "best efforts" basis for the remaining Units on behalf of the Managing General Partner and the Partnership and under which Bryan Funding has been authorized to select certain members in good standing of the NASD to participate in the offering of the Units ("Selling Agents").

     WHEREAS, the Anthem Dealer-Manager Agreement and the Bryan Funding Dealer-Manager Agreement, collectively referred to as the "Dealer-Manager Agreement," provide for compensation to the Dealer-Manager to participate in the offering of the Units, subject to the discounts set forth above for certain Investors, which compensation includes, but is not limited to, for each Unit sold:

     o    a 3.5% Dealer-Manager fee;

     o    an 8% sales commission;

     o    a 1.5% nonaccountable marketing expense fee; and

     o    a .5% nonaccountable due diligence fee;

all or a portion of which will be reallowed to the Selling Agents and wholesalers.

     WHEREAS, under the terms of the Dealer-Manager Agreement the Subscription Proceeds are required to be held in escrow subject to the receipt and acceptance by the Managing General Partner of the minimum Subscription Proceeds of $1,000,000, including any optional subscription by the Managing General Partner, its officers, directors, and Affiliates.

     WHEREAS, the Units may also be offered and sold by the officers and directors of the Managing General Partner without receiving a sales commission or other compensation on their sales.

     WHEREAS, no subscriptions to the Partnership will be accepted after the "Offering Termination Date," which is the first to occur of either:

     o receipt of the maximum Subscription Proceeds of $60,000,000 reduced by what was received in Atlas America Series 25-2004(A) L.P.; or

     o    August 31, 2004 extendible up to October 15, 2004.

     WHEREAS, to facilitate compliance with the terms of the Dealer-Manager Agreement and Rule 15c2-4 adopted under the Securities Exchange Act of 1934, the Managing General Partner and the Dealer-Manager desire to have the Subscription Proceeds deposited with the Escrow Agent and the Escrow Agent agrees to hold the Subscription Proceeds under the terms and conditions set forth in this Agreement.

     NOW, THEREFORE, in consideration of the mutual covenants and conditions contained in this Agreement, the parties to this Agreement, intending to be legally bound, agree as follows:

1. APPOINTMENT OF ESCROW AGENT. The Managing General Partner, the Partnership, and the Dealer-Manager appoint the Escrow Agent as the escrow agent to receive and to hold the Subscription Proceeds deposited with the Escrow Agent by the Dealer-Manager and the Managing General Partner under this Agreement, and the Escrow Agent agrees to serve in this capacity during the term and based on the provisions of this Agreement.

2. DEPOSIT OF SUBSCRIPTION PROCEEDS. Pending receipt of the minimum Subscription Proceeds of $1,000,000, the Dealer-Manager and the Managing General Partner shall deposit the Subscription Proceeds of each Investor to whom they sell Units with the Escrow Agent and shall deliver to the Escrow Agent a copy of the Subscription Agreement, which is the execution and subscription instrument signed by the Investor to evidence his agreement to purchase Units in the Partnership. Payment for each subscription for Units shall be in the form of a check or wire transfer made payable to "Atlas Series 25-2004(B) L.P., Escrow Agent, National City Bank of Pennsylvania."

3. INVESTMENT OF SUBSCRIPTION PROCEEDS. The Subscription Proceeds shall be deposited in an interest bearing account maintained by the Escrow Agent as directed by the Managing General Partner. This may be a savings account, bank money market account, short-term certificates issued by a bank, or short-term certificates of deposit issued or guaranteed by the United States government. The interest earned shall be added to the Subscription Proceeds and disbursed in accordance with the provisions of Paragraph 4 or 5 of this Agreement, as the case may be.

4.   DISTRIBUTION OF SUBSCRIPTION PROCEEDS. If the Escrow Agent:

     (a) receives proper written notice from an authorized officer of the Managing General Partner that at least the minimum Subscription Proceeds of $1,000,000 have been received and accepted by the Managing General Partner; and

     (b) determines that Subscription Proceeds for at least $1,000,000 are Distributable Subscription Proceeds;

     then the Escrow Agent shall promptly release and distribute to the Managing General Partner the Distributable Subscription Proceeds plus any interest paid and investment income earned on the Subscription Proceeds while held by the Escrow Agent in the escrow account. For purposes of the Agreement, "Distributable Subscription Proceeds" are Subscription Proceeds which have been deposited in the escrow account (1) by check, but only to the extent the Escrow Agent believes an amount of time has passed which would usually be sufficient for Subscription Proceeds paid by check to have returned unpaid by the bank on which the check was drawn and (2) by wire transfer.

     After the initial distribution, any remaining Subscription Proceeds, plus any interest paid and investment income earned on the Subscription Proceeds while held by the Escrow Agent in the escrow account, shall be promptly released and distributed to the Managing General Partner by the Escrow Agent as the Subscription Proceeds become Distributable Subscription Proceeds after a 10 day period from the date of deposit.

     The Managing General Partner shall immediately return to the Escrow Agent any Subscription Proceeds distributed to the Managing General Partner or refunded to an Investor to the extent that such Subscription Proceeds were paid by a check which is returned or otherwise not collected for any reason prior or subsequent to termination of this Agreement.

5. SEPARATE PARTNERSHIP ACCOUNT. During the continuation of the offering after the Partnership is funded with cleared Subscription Proceeds of at least $1,000,000 and the Escrow Agent receives the notice described in Paragraph 4 of this Agreement, and before the Offering Termination Date, any additional Subscription Proceeds may be deposited by the Dealer-Manager and the Managing General Partner directly in a separate Partnership account which shall not be subject to the terms of this Agreement.

6.   DISTRIBUTIONS TO SUBSCRIBERS.

     (a) If the Partnership is not funded as contemplated because less than the minimum Subscription Proceeds of $1,000,000 have been received and accepted by the Managing General Partner by twelve (12:00) p.m.
            (noon), local time, EASTERN STANDARD TIME, on the Offering Termination Date, or for any other reason, then the Managing General Partner shall notify the Escrow Agent, and the Escrow Agent promptly shall distribute to each Investor for which Escrow Agent has a copy of the subscription agreement, a refund check made payable to the Investor in an amount equal to the Subscription Proceeds of the Investor, plus any interest paid or investment income earned on the Investor's Subscription Proceeds while held by the Escrow Agent in the escrow account.

     (b) If a subscription for Units submitted by an Investor is rejected by the Managing General Partner for any reason after the Subscription Proceeds relating to the subscription have been deposited with the Escrow Agent, then the Managing General Partner promptly shall notify in writing, the Escrow Agent of the rejection, and the Escrow Agent shall promptly distribute to the Investor, for which Escrow Agent has a copy of a Subscription Agreement, a refund check made payable to the Investor in an amount equal to the Subscription Proceeds of the Investor, plus any interest paid or investment income earned on the Investor's Subscription Proceeds while held by the Escrow Agent in the escrow account.

7. COMPENSATION AND EXPENSES OF ESCROW AGENT. The Managing General Partner shall be solely responsible for and shall pay the compensation of the Escrow Agent for its services under this Agreement, as provided in Appendix 1 to this Agreement and made a part of this Agreement, and the charges, expenses (including any reasonable attorneys' fees), and other out-of-pocket expenses incurred by the Escrow Agent in connection with the administration of the provisions of this Agreement. The Escrow Agent shall have no lien on the Subscription Proceeds deposited in the escrow account unless and until the Partnership is funded with cleared Subscription Proceeds of at least $1,000,000 and the Escrow Agent receives the proper written notice described in Paragraph 4 of this Agreement, at which time the Escrow Agent shall have, and is granted, a prior lien on any property, cash, or assets held under this Agreement, with respect to its unpaid compensation and nonreimbursed expenses, superior to the interests of any other persons or entities.

8. DUTIES OF ESCROW AGENT. The Escrow Agent shall not be obligated to accept any notice, make any delivery, or take any other action under this Agreement unless the notice or request or demand for delivery or other action is in writing and given or made by the Managing General Partner or an authorized officer of the Managing General Partner. In no event shall the Escrow Agent be obligated to accept any notice, request, or demand from anyone other than the Managing General Partner.

9. LIABILITY OF ESCROW AGENT. The Escrow Agent shall not be liable for any damages, or have any obligations other than the duties prescribed in this Agreement in carrying out or executing the purposes and intent of this Agreement. However, nothing in this Agreement shall relieve the Escrow Agent from liability arising out of its own willful misconduct or gross negligence. The Escrow Agent's duties and obligations under this Agreement shall be entirely administrative and not discretionary. The Escrow Agent shall not be liable to any party to this Agreement or to any third-party as a result of any action or omission taken or made by the Escrow Agent in good faith. The parties to this Agreement will jointly and severally indemnify the Escrow Agent, hold the Escrow Agent harmless, and reimburse the Escrow Agent from, against and for, any and all liabilities, costs, fees and expenses (including reasonable attorney's fees) the Escrow Agent may suffer or incur by reason of its execution and performance of this Agreement. If any legal questions arise concerning the Escrow Agent's duties and obligations under this Agreement, then the Escrow Agent may consult with its counsel and rely without liability on written opinions given to it by its counsel.

     The Escrow Agent shall be protected in acting on any written notice, request, waiver, consent, authorization, or other paper or document which the Escrow Agent, in good faith, believes to be genuine and what it purports to be.

     If there is any disagreement between any of the parties to this Agreement, or between them or any other person, resulting in adverse claims or demands being made in connection with this Agreement, or if the Escrow Agent, in good faith, is in doubt as to what action it should take under this Agreement, then the Escrow Agent may, at its option, refuse to comply with any claims or demands on it or refuse to take any other action under this Agreement, so long as the disagreement continues or the doubt exists. In any such event, the Escrow Agent shall not be or become liable in any way or to any person for its failure or refusal to act and the Escrow Agent shall be entitled to continue to so refrain from acting until the dispute is resolved by the parties involved.

     National City Bank of Pennsylvania is acting solely as the Escrow Agent and is not a party to, nor has it reviewed or approved any agreement or matter of background related to this Agreement, other than this Agreement itself, and has assumed, without investigation, the authority of the individuals executing this Agreement to be so authorized on behalf of the party or parties involved.

10. RESIGNATION OR REMOVAL OF ESCROW AGENT. The Escrow Agent may resign as such after giving thirty days' prior written notice to the other parties to this Agreement. Similarly, the Escrow Agent may be removed and replaced after receiving thirty days' prior written notice from the other parties to this Agreement. In either event, the duties of the Escrow Agent shall terminate thirty days after the date of the notice (or as of an earlier date as may be mutually agreeable); and the Escrow Agent shall then deliver the balance of the Subscription Proceeds (and any interest paid or investment income earned thereon while held by the Escrow Agent in the escrow account) in its possession to a successor escrow agent appointed by the other parties to this Agreement as evidenced by a written notice filed with the Escrow Agent.

     If the other parties to this Agreement are unable to agree on a successor escrow agent or fail to appoint a successor escrow agent before the expiration of thirty days following the date of the notice of the Escrow Agent's resignation or removal, then the Escrow Agent may petition any court of competent jurisdiction for the appointment of a successor escrow agent or other appropriate relief. Any resulting appointment shall be binding on all of the parties to this Agreement.

     On acknowledgment by any successor escrow agent of the receipt of the then remaining balance of the Subscription Proceeds (and any interest paid or investment income earned thereon while held by the Escrow Agent in the escrow account), the Escrow Agent shall be fully released and relieved of all duties, responsibilities, and obligations under this Agreement.

11. TERMINATION. This Agreement shall terminate and the Escrow Agent shall have no further obligation with respect to this Agreement after the distribution of all Subscription Proceeds (and any interest paid or investment income earned thereon while held by the Escrow Agent in the escrow account) as contemplated by this Agreement or on the written consent of all the parties to this Agreement.

12. NOTICE. Any notices or instructions, or both, to be given under this Agreement shall be validly given if set forth in writing and mailed by certified mail, return receipt requested, or by facsimile with confirmation of receipt (originals to be followed in the mail), or by a nationally recognized overnight courier, as follows:

     If to the Escrow Agent:

           National City Bank
           1900 East 9th Street
           Cleveland, Ohio 44114

           Attention:  Dawn DeWerth LOC 2111

           Phone: (216) 222-9225
           Facsimile: (216) 222-7044

     If to the Managing General Partner:

           Atlas Resources, Inc.
           311 Rouser Road
           P.O. Box 611
           Moon Township, Pennsylvania 15108

           Attention:  Karen A. Black

           Phone: (412) 262-2830
           Facsimile: (412) 262-2820

     If to Anthem:

           Anthem Securities, Inc.
           311 Rouser Road
           P.O. Box 926
           Moon Township, Pennsylvania 15108

           Attention:  Justin Atkinson

           Phone: (412) 262-1680
           Facsimile: (412) 262-7430

     If to Bryan Funding:

           Bryan Funding, Inc.
           393 Vanadium Road
           Pittsburgh, Pennsylvania 15243

           Attention:  Richard G. Bryan, Jr.

           Phone: (412) 276-9393
           Facsimile: (412) 276-9396

     Any party may designate any other address to which notices and instructions shall be sent by notice duly given in accordance with this Agreement.

13.  MISCELLANEOUS.

     (a) This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Pennsylvania.

     (b) This Agreement shall be binding on and shall inure to the benefit of the undersigned and their respective successors and assigns.

     (c) This Agreement may be executed in multiple copies, each executed copy to serve as an original.

14. The parties hereto and subscribers acknowledge Escrow Agent has not reviewed and is not making any recommendations with respect to the securities offered.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement to be effective as of the day and year first above written.

                             NATIONAL CITY BANK OF PENNSYLVANIA
                             As Escrow Agent


                             By:    /s/ Brian Utrup
                                    -------------------------------------
                                    (Authorized Officer)


                             ATLAS RESOURCES, INC.
                             A Pennsylvania corporation


                             By:    /s/ Karen A. Black
                                    -------------------------------------
                                    Karen A. Black, Vice President -
                                    Partnership Administration


                            ANTHEM SECURITIES, INC.
                            A Pennsylvania corporation


                            By:     /s/ Justin T. Atkinson
                                    -------------------------------------
                                    Justin T. Atkinson, President


                            BRYAN FUNDING, INC.
                            A Pennsylvania corporation


                            By:     /s/ Richard G. Bryan, Jr.
                                    -------------------------------------
                                    Richard G. Bryan, Jr., President


                            ATLAS AMERICA SERIES 25-2004(B) L.P.

                            By:     ATLAS RESOURCES, INC.
                                    Managing General Partner


                            By:     /s/ Karen A. Black
                                    -------------------------------------
                                    Karen A. Black, Vice President -
                                    Partnership Administration

                         APPENDIX I TO ESCROW AGREEMENT

                    COMPENSATION FOR SERVICES OF ESCROW AGENT


REVIEW AND ACCEPTANCE FEE:                                         $   WAIVED

For providing initial review of the Escrow Agreement and all supporting documents and for initial services associated with establishing the Escrow Account. This is a one (1) time fee payable upon the opening of the account.

I.       Annual Administrative Fee Payable in Advance                $3000.00
         (or any portion thereof)

II.      Remittance of checks returned to subscribers                   20.00
         (set out in section 6 of the governing agreement)

III.     Wire transfers                                                   n/a

IV.      Purchase or Sale of Securities                                100.00

V. Investments (document limits investment to a checking or savings account, or certificates of deposit) such products offered by any National City Bank retail branch)- fees are subject to the type of account the Managing General Partner directs the Escrow Agent to open and to be governed by the Escrow Agreement.

EXTRAORDINARY SERVICES:

For any services other than those covered by the aforementioned, a special per hour charge will be made commensurate with the character of the service, time required and responsibility involved. Such services include but are not limited to excessive administrative time, attendance at closings, specialized reports, and record keeping, unusual certifications, etc.

Managing General Partner agrees to report all funds in accordance with appropriate tax treatment.

FEE SCHEDULE IS SUBJECT TO ANNUAL REVIEW AND/OR ADJUSTMENT UPON AMENDMENT
THERETO.

                                   EXHIBIT "B"

                             SELLING AGENT AGREEMENT
                          WITH ANTHEM SECURITIES, INC.

TO:
   -------------------------------------------------------


       RE:     ATLAS AMERICA SERIES 25-2004 PROGRAM

Gentlemen:

         Atlas Resources, Inc. is the Managing General Partner in up to two limited partnerships organized under the Delaware Revised Uniform Limited Partnership Act:

         o     Atlas America Series 25-2004(A) L.P.; and

         o     Atlas America Series 25-2004(B) L.P.

which are referred to as the "Partnership" or the "Partnerships." The units in the Partnerships, which are referred to as the "Units," and the offering are described in the enclosed Private Placement Memorandum dated March 8, 2004, which is referred to as the "Private Placement Memorandum." Numbered Private Placement Memoranda relating to the Units have been furnished to you with this Agreement.

         Our firm, Anthem Securities, Inc., which is referred to as the "Dealer-Manager," has entered into a Dealer-Manager Agreement for sales in all states other than Minnesota and New Hampshire, a copy of which has been furnished to you and is incorporated in this Agreement by reference, with the Managing General Partner and the Partnerships under which the Dealer-Manager has agreed to form a group of NASD member firms, which are referred to as the "Selling Agents." The Selling Agents will obtain subscriptions for Units in each Partnership in all states other than:

         o     Minnesota; and

         o     New Hampshire

on a "best efforts" basis so as to qualify for the exemption contained in Regulation D, which is referred to as "Regulation D," promulgated under the Securities Act of 1933, as amended, which is referred to as the "Act," and the provisions of the Private Placement Memorandum.

       You are invited to become one of the Selling Agents on a non-exclusive basis. By your acceptance below you agree to act in that capacity and to use your best efforts, in accordance with the terms and conditions of this Agreement, to solicit subscriptions for Units in each Partnership at the time the Partnership is being offered as provided in Section 1 of the Dealer-Manager Agreement in all states other than:

         o     Minnesota; and

         o     New Hampshire.

This Agreement, however, shall not be construed to prohibit your participation as a selling agent in Minnesota and New Hampshire under a duly executed selling agent agreement entered into by you and any other authorized "Dealer-Manager" for the Partnerships.

1. REPRESENTATIONS AND WARRANTIES OF SELLING AGENT. You represent and warrant to the Dealer-Manager that:

         (a) You are a corporation duly organized, validly existing, and in good standing under the laws of the state of your formation or of any jurisdiction to the laws of which you are subject, with all requisite power and authority to enter into this Agreement and to carry out your obligations under this Agreement.

         (b) This Agreement when accepted and approved by you will be duly authorized, executed, and delivered by you and will be a valid and binding agreement on your part in accordance with its terms.

         (c) The consummation of the transactions contemplated by this Agreement and the Private Placement Memorandum will not result in the following:

                (i) any breach of any of the terms or conditions of, or constitute a default under your Articles of Incorporation or Bylaws, or any other indenture, agreement, or other instrument to which you are a party; or

                (ii) any violation of any order applicable to you of any court or any federal or state regulatory body or administrative agency having jurisdiction over you or over your affiliates.

         (d) You are not subject to any disqualification described in Rule 505 (b)(2)(iii) of Regulation D.

                 You are duly registered under the provisions of the Securities Exchange Act of 1934, which is referred to as the "Act of 1934," as a dealer, and you are a member in good standing of the NASD. You are duly registered as a broker/dealer in the states where you are required to be registered in order to carry out your obligations as contemplated by this Agreement and the Private Placement Memorandum. You agree to maintain all the foregoing registrations in good standing throughout the term of the offer and sale of the Units, and you agree to comply with all statutes and other requirements applicable to you as a broker/dealer under those registrations.

         (e) Pursuant to your appointment as a Selling Agent, you shall comply with all the provisions of Regulation D, insofar as Regulation D applies to your activities under this Agreement. Further, you shall not engage in any activity which would cause the offer and/or sale of the Units not to comply with Regulation D, the Act, the Act of 1934, the applicable rules and regulations of the Securities and Exchange Commission, which is referred to as the "Commission," the applicable state securities laws and regulations, this Agreement, and the NASD Conduct Rules including Rules 2420, 2730, 2740, and 2750, and specifically you agree as set forth below.

                 (i) You shall not offer or sell the Units in any state until you have been advised in writing by the Managing General Partner, or the Managing General Partner's special counsel, that the offer or sale of the Units:

                         (1)     has been qualified in the state;

                         (2) is exempt from the qualification requirements imposed by the state; or

                         (3)      the qualification is otherwise not required.

                 (ii) Units shall not be offered and/or sold by you by means of any form of general solicitation or general advertising, including, but not limited to, the following:

                         (1) any advertisement, article, notice, or other communication published in any newspaper, magazine, or similar media or broadcast over television or radio;

                         (2) any seminar or meeting whose attendees have been invited by any general solicitation or general advertising; or

                         (3) any letter, circular, notice, or other written communication constituting a form of general solicitation or general advertising.

                 (iii) You have received copies of the Private Placement Memorandum relating to the Units and you have relied only on the statements contained in the Private Placement Memorandum and not on any other statements whatsoever, either written or oral, with respect to the details of the offering of Units. You shall provide each offeree with the following:

                         (1) a complete and numbered copy of the Private Placement Memorandum and all exhibits incorporated in the Private Placement Memorandum; and

                         (2) any numbered supplement or amendment to the Private Placement Memorandum for the Partnership in which the Units are then being offered as set forth in (iv) below.

                         Also, unless advised otherwise by the Managing
                         General Partner, you may choose to provide each offeree with the following sales materials which are collectively referred to as the "Sales Literature":

                         (1) a flyer entitled "Atlas America Series 25-2004 Program";

                         (2) an article entitled "Tax Rewards with Oil and Gas Partnerships";

                         (3) a brochure of tax scenarios entitled "How an Investment in Atlas America Series 25-2004 Program can Help Achieve an Investor's Tax Objectives";

                         (4) a brochure entitled "Investing in Atlas America Series 25-2004 Program";

                         (5) a booklet entitled "Outline of Tax Consequences of Oil and Gas Drilling Programs";

                         (6) a brochure entitled "The Appalachian Basin: A Prime Drilling Location Which Commands a Premium";

                         (7)     a brochure entitled "Investment Insights - Tax
                                 Time";

                         (8)     a brochure entitled "Frequently Asked
                                 Questions"; and

                         (9)     possibly other supplementary materials.

                         Further, you shall keep file memoranda indicating by number to whom each Private Placement Memorandum, Sales Literature, and supplement or amendment to the Private Placement Memorandum was delivered.

                 (iv) When a supplement or amendment to the Private Placement Memorandum is prepared and delivered to you by the Managing General Partner or the Dealer-Manager, you agree as follows:

                         (1) to distribute each supplement or amendment to the Private Placement Memorandum, identified by number, to every person who has previously received a copy of the Private Placement Memorandum from you, see Section 4(e) of the Dealer-Manager Agreement;

                         (2) to include each supplement or amendment in all future deliveries of any Private Placement Memorandum; and

                         (3) to keep file memoranda indicating to whom each supplement or amendment was delivered.

                 (v) In connection with any offer or sale of the Units, you agree to the following:

                         (1) to comply in all respects with statements set forth in the Private Placement Memorandum, the Partnership Agreement, and any supplements or amendments to the Private Placement Memorandum;

                         (2) not to make any statement inconsistent with the statements in the Private Placement Memorandum, the Partnership Agreement, and any supplements or amendments to the Private Placement Memorandum;

                         (3) not to make any untrue or misleading statements of a material fact in connection with the Units; and

                         (4) not to provide any written information, statements, or sales materials other than the Private Placement Memorandum, the Sales Literature, and any supplements or amendments to the Private Placement Memorandum unless approved in writing by the Managing General Partner.

                 (vi) You shall advise each offeree of Units in a Partnership at the time of the initial offering to him that the Partnership and the Managing General Partner shall during the course of the offering and a reasonable time before sale accord him and his purchaser representative(s), if any, the opportunity to ask questions and receive answers concerning the terms and conditions of the offering and to obtain any additional information, to the extent possessed by the Partnership or the Managing General Partner or obtainable by either of them without unreasonable effort or expense, that is necessary to verify the accuracy of the information contained in the Private Placement Memorandum.

                 (vii) Before the sale of any of the Units, you shall make reasonable inquiry to determine if the offeree is acquiring the Units for his own account or on behalf of other persons, and that the offeree understands the limitations on the offeree's disposition of the Units set forth in Rule 502(d) of Regulation D. This includes a determination by you that the offeree understands that he must bear the economic risk of the investment for an indefinite period of time because the Units have not been registered under the Act and, thus, cannot be sold unless the Units are subsequently registered under the Act or an exemption from registration under the Act is available.

                 (viii) Before the sale of any of the Units you shall have reasonable grounds to believe that:

                         (1) each subscriber is an "accredited investor" as that term is defined in Rule 501(a) of Regulation D; or

                         (2) each subscriber and his duly appointed purchaser representative, if any, meet the standards of Rule 506(b)(2)(ii) of Regulation D.

                         Further, if the subscriber uses a purchaser representative, then you shall do the following:

                         (1) make reasonable inquiry to determine if the purchaser representative(s) satisfies all of the conditions of Rule 501(h) of Regulation D;

                         (2) obtain a written acknowledgment by the subscriber concerning his purchaser representative(s); and

                         (3) before obtaining the foregoing acknowledgment, disclose to the subscriber, in writing, any material relationship between his purchaser representative(s) or its affiliates and the Managing General Partner or its affiliates, which then exists or mutually is understood to be contemplated or which has existed at any time during the previous two years, and any compensation received or to be received as a result of that relationship.

                 (ix) Units shall not be sold by you to more than a total of 35 non-accredited investors in the Partnerships combined as indicated to you from time to time by the Managing General Partner or the Dealer-Manager.

                 (x) You agree to use your best efforts in the solicitation and sale of the Units, including that:

                         (1) you comply with all the provisions of Regulation D, the Act, the Act of 1934, the applicable rules and regulations of the Commission, the applicable state securities laws and regulations, this Agreement, and the NASD Conduct Rules;

                         (2) the prospective purchasers meet the suitability requirements set forth in the Private Placement Memorandum, the Subscription Agreement, this Agreement and the NASD Conduct Rules; and

                         (3) the prospective purchasers properly complete the following forms, which will be included in each Partnership's subscription packet as exhibits to the Private Placement Memorandum:

                                 (A) the Subscription Agreement and Annex A attached to the Subscription Agreement [Exhibit (I-B)];

                                 (B)      the Execution Page and Purchaser
                                          Questionnaire [Exhibit (C)];

                                 (C)      the Purchaser Representative
                                          Acknowledgment Form, if applicable,
                                          [Annex A-1 to Exhibit (C)]; and

                                 (D) the Acknowledgment of the Investor, if applicable, [Annex A-1 to Exhibit
                                          (C)];

                           together with any additional forms provided in any supplement or amendment to the Private Placement Memorandum, or otherwise provided to you by the Managing General Partner or the Dealer-Manager to be completed by prospective purchasers. In this regard, see Section 4(e) of the Dealer-Manager Agreement.

                           The Managing General Partner shall have the right to reject any subscription at any time for any reason without liability to it. Subscription funds and executed subscription packets shall be transmitted as set forth in Section 11 of this Agreement.

         (f)     You agree and covenant that:

                 (i) the representations and warranties you make in this Agreement are and shall be true and correct at the applicable closing date; and

                 (ii) you shall and have fulfilled all your obligations under this Agreement at the applicable closing date.

2.     COMMISSIONS AND FEES.

         (a) Subject to the receipt of the minimum required subscription proceeds of $1,000,000 as described in Section 4(e) of the Dealer-Manager Agreement, and the discounts set forth in
                 Section 4(c) of the Dealer-Manager Agreement for sales to the Managing General Partner, its officers, directors and affiliates; registered investment advisors and their clients; Selling Agents and their registered representatives and principals; and investors who buy Units through the officers or directors of the Managing General Partner; the Dealer-Manager is entitled to receive from the Managing General Partner an 8% Sales Commission, a 1.5% nonaccountable marketing expense fee, and a .5% nonaccountable due diligence fee per Unit, based on the aggregate amount of all Unit subscriptions to a Partnership secured by the Dealer-Manager or the selling group formed by the Dealer-Manager and accepted by the Managing General Partner.

                 Subject to the performance by you of your obligations under Appendix I to this Agreement, which is incorporated in this Agreement by reference and subject to the terms and conditions set forth in this Agreement, including the Dealer-Manager's receipt from you of the file memoranda and other documentation required of you in Section 1 of this Agreement, the Dealer-Manager agrees to pay you on Units sold by you and accepted by the Managing General Partner:

                      (i)     an 8% Sales Commission;

                      (ii)    a .5% nonaccountable due diligence fee per Unit;
                               and

                      (iii) a 1.5% nonaccountable marketing expense fee which shall be reduced for the payment or the reimbursement by the Managing General Partner or the Dealer-Manager to you for your national sales conferences, costs associated with being a preferred sponsor, and regional and/or local meetings that are coordinated by your home office and/or marketing department for registered representatives.

                 (b) Your compensation which is owed to you as set forth above, other than the 1.5% nonaccountable marketing expense fee, shall be paid to you within seven business days after the Dealer-Manager has received the related amounts owed to it under the Dealer-Manager Agreement, which the Dealer-Manager is entitled to receive within five business days after the conditions described in
                         Section 4(f) of the Dealer-Manager Agreement are satisfied and approximately every two weeks thereafter until the respective Partnership's Offering Termination Date, which is described in Section 1 of the Dealer-Manager Agreement. The balance shall be paid to the Dealer-Manager within fourteen business days after the respective Partnership's Offering Termination Date.

                         The amount of the nonaccountable marketing expense fee which is owed to you as set forth above, shall be paid to you within twenty-one business days after the respective Partnership's Offering Termination Date.

                 (c) As an additional incentive, to the extent permitted by applicable law and subject to the receipt of the minimum subscription proceeds as described in Section 4(e) of the Dealer-Manager Agreement, if you have one or more registered representatives and/or principals who sell subscriptions of at least six Units each in either Partnership or in both Partnerships combined you shall share in payments from the Managing General Partner equal to 1% of both Partnerships' production revenues less the related operating costs, administrative costs, direct costs, and other costs not specifically allocated.

                         Your participation in these payments shall be in the ratio which the total amount of Units sold by all of your registered representatives and/or principals who sell subscriptions of at least six Units each in either Partnership or both Partnerships combined bears to the total amount of subscriptions sold by all registered representatives and/or principals (including registered representatives and principals of the Dealer-Manager) in all of the states (including Minnesota and New Hampshire) who sell subscriptions of at least six Units each in either Partnership or in both Partnerships combined. These payments shall be made quarterly.

                 (d) Notwithstanding anything in this Agreement to the contrary, you agree to waive payment of your compensation and reimbursements which are owed to you as set forth in (a) and (b) above, and your incentive payments as set forth in (c) above, until the Dealer-Manager is in receipt of the related amounts owed to it under the Dealer-Manager Agreement, and the Dealer-Manager's liability to pay your compensation under this Agreement shall be limited solely to the proceeds of the related amounts owed to it under the Dealer-Manager Agreement.

                 (e) As provided in Section 4(e) of the Dealer-Manager Agreement, a Partnership shall not begin operations unless it receives subscription proceeds for at least $1,000,000 by its respective Offering Termination Date. If this amount is not secured by the respective Partnership's Offering Termination Date, then nothing shall be payable to you for the respective Partnership and all funds advanced by subscribers for Units in the respective Partnership shall be returned to them with interest earned, if any.

3. BLUE SKY QUALIFICATION. The Managing General Partner may elect not to qualify or register Units in any state or jurisdiction in which it deems the qualification or registration is not warranted for any reason in its sole discretion. On application to the Dealer-Manager you will be informed as to the states and jurisdictions in which the Units have been qualified for sale or are exempt under the respective securities or "Blue Sky" laws of those states and jurisdictions.

       Notwithstanding the foregoing, the Dealer-Manager, the Partnerships, and the Managing General Partner have not assumed and will not assume any obligation or responsibility as to your right to act as a broker/dealer with respect to the Units in any state or jurisdiction.

4. EXPENSE OF SALE. The expenses in connection with the offer and sale of the Units shall be payable as set forth below.

       (a) The Dealer-Manager shall pay all expenses incident to the performance of its obligations under this Agreement, including the fees and expenses of its attorneys and accountants, even if the offering of any or all of the Partnerships is not successfully completed.

       (b) You shall pay all expenses incident to the performance of your obligations under this Agreement, including the fees and expenses of your own counsel and accountants, even if the offering of any or all of the Partnerships is not successfully completed.

5. CONDITIONS OF YOUR DUTIES. Your obligations under this Agreement, as of the date of this Agreement and at the applicable closing date, shall be subject to the following:

       (a) the performance by the Dealer-Manager of its obligations under this Agreement; and

       (b) the performance by the Managing General Partner of its obligations under the Dealer-Manager Agreement.

6. CONDITIONS OF DEALER-MANAGER'S DUTIES. The Dealer-Manager's obligations under this Agreement, including the duty to pay compensation and reimbursements to you as set forth in Section 2 of this Agreement, shall be subject to the following:

       (a) the accuracy, as of the date of this Agreement and at the applicable closing date as if made at the applicable closing date, of your representations and warranties made in this Agreement;

       (b)     the performance by you of your obligations under this Agreement;
               and

       (c) the Dealer-Manager's receipt, at or before the applicable closing date, of the following documents:

               (i) the file memoranda required pursuant to Section 1(e)(iii) and (iv) of this Agreement; and

               (ii) fully executed subscription documents for each prospective purchaser as required by Section 1(e)(x) of this Agreement.

7.     INDEMNIFICATION.

       (a) You shall indemnify and hold harmless the Dealer-Manager, the Managing General Partner, each Partnership and its attorneys against any losses, claims, damages or liabilities, joint or several, to which they may become subject under the Act, the Act of 1934, or otherwise insofar as the losses, claims, damages, or liabilities (or actions in respect thereof) arise out of or are based on your breach of any of your duties and obligations, representations, or warranties under the terms or provisions of this Agreement, and you shall reimburse them for any legal or other expenses reasonably incurred in connection with investigating or defending the losses, claims, damages, liabilities, or actions.

       (b) The Dealer-Manager shall indemnify and hold you harmless against any losses, claims, damages, or liabilities, joint or several, to which you may become subject under the Act, the Act of 1934, or otherwise insofar as the losses, claims, damages, or liabilities (or actions in respect thereof) arise out of or are based on the Dealer-Manager's breach of any of its duties and obligations, representations, or warranties under the terms or provisions of this Agreement, and the Dealer-Manager shall reimburse you for any legal or other expenses reasonably incurred in connection with investigating or defending the losses, claims, damages, liabilities, or actions.

       (c) The foregoing indemnity agreements shall extend on the same terms and conditions to, and shall inure to the benefit of, each person, if any, who controls each indemnified party within the meaning of the Act.

       (d) Promptly after receipt by an indemnified party of notice of the commencement of any action, the indemnified party shall, if a claim in respect of the action is to be made against the indemnifying party under this Section, notify the indemnifying party in writing of the commencement of the action; but the omission to promptly notify the indemnifying party shall not relieve the indemnifying party from any liability which it may have to the indemnified party. If any action is brought against an indemnified party, it shall notify the indemnifying party of the commencement of the action, and the indemnifying party shall be entitled to participate in, and, to the extent that it wishes, jointly with any other indemnifying party similarly notified, to assume the defense of the action, with counsel satisfactory to the indemnified and indemnifying parties. After the indemnified party has received notice from the agreed on counsel that the defense of the action under this paragraph has been assumed, the indemnifying party shall not be responsible for any legal or other expenses subsequently incurred by the indemnified party in connection with the defense of the action other than with respect to the agreed on counsel who assumed the defense of the action.

8. REPRESENTATIONS AND AGREEMENTS TO SURVIVE DELIVERY. All representations, warranties, and agreements of the Dealer-Manager and you in this Agreement, including the indemnity agreements contained in Section 7 of this Agreement, shall:

       (a)     survive the delivery, execution and closing of this Agreement;

       (b) remain operative and in full force and effect regardless of any investigation made by or on behalf of you or any person who controls you within the meaning of the Act, by the Dealer-Manager, or any of its officers, directors or any person who controls the Dealer-Manager within the meaning of the Act, or any other indemnified party; and

       (c)     survive delivery of the Units.

9.     TERMINATION.

       (a) You shall have the right to terminate this Agreement other than the indemnification provisions of Section 7 of this Agreement by giving notice as specified in Section 16 of this Agreement any time at or before a closing date:

               (i) if the Dealer-Manager has failed, refused, or been unable at or before a closing date, to perform any of its obligations under this Agreement; or

               (ii) there has occurred an event materially and adversely affecting the value of the Units.

               If you elect to terminate this Agreement other than the indemnification provisions of Section 7 of this Agreement, then the Dealer-Manager shall be promptly notified by you by telephone, e-mail, facsimile, or telegram, confirmed by letter.

       (b) The Dealer-Manager may terminate this Agreement other than the indemnification provisions of Section 7 of this Agreement, for any reason and at any time, by promptly giving notice to you by telephone, e-mail, facsimile or telegram, confirmed by letter.

10. FORMAT OF CHECKS/ESCROW AGENT. Pending receipt of the minimum subscription proceeds of $1,000,000 as set forth in Section 4(e) of the Dealer-Manager Agreement, the Dealer-Manager and you, including if you are a customer carrying broker/dealer, agree that all subscribers shall be instructed to make their checks or wire transfers payable solely to the Escrow Agent as agent for the respective Partnership in which the Units are then being offered as follows:

       (a) "Atlas Series 25-2004(A) L.P., Escrow Agent, National City Bank of PA"; or

       (b) "Atlas Series 25-2004(B) L.P., Escrow Agent, National City Bank of PA."

       Also, you, including if you are a customer carrying broker/dealer, agree to comply with Rule 15c2-4 adopted under the Act of 1934. In addition, for identification purposes, wire transfers should reference the subscriber's name and the account number of the escrow account for the Partnership in which the Units are then being offered.

       If you receive a check not conforming to the foregoing instructions, then you shall return the check directly to the subscriber not later than the end of the next business day following its receipt by you from the subscriber. If the Dealer-Manager receives a check not conforming to the foregoing instructions, then the Dealer-Manager shall return the check to you not later than the end of the next business day following its receipt by the Dealer-Manager and you shall then return the check directly to the subscriber not later than the end of the next business day following its receipt by you from the Dealer-Manager. Checks received by you which conform to the foregoing instructions shall be transmitted by you under Section 11 "Transmittal Procedures," below.

       You agree that you are bound by the terms of the Escrow Agreement, a copy of which is attached to the Dealer-Manager Agreement as Exhibit "A-1" and "A-2."

11. TRANSMITTAL PROCEDURES. You, including if you are a customer carrying broker/dealer, shall transmit received investor funds in accordance with the following procedures.

       (a) Pending receipt of a Partnership's minimum subscription proceeds of $1,000,000 as set forth in Section 4(e) of the Dealer-Manager Agreement, you shall promptly transmit, any and all checks received by you from subscribers and the original executed subscription documents to the Dealer-Manager by the end of the next business day following receipt of the check by you. By the end of the next business day following its receipt of the check and the original executed subscription documents, the Dealer-Manager shall transmit the check and a copy of the executed subscription agreement to the Escrow Agent, and the original executed subscription documents and a copy of the check to the Managing General Partner.

       (b) On receipt by you of notice from the Managing General Partner or the Dealer-Manager that a Partnership's minimum subscription proceeds of $1,000,000 as set forth in Section 4(e) of the Dealer-Manager Agreement have been received, you agree that all subscribers then may be instructed, in the Managing General Partner's sole discretion, to make their checks payable solely to the Partnership then being offered.

               Thereafter, you shall promptly transmit any and all checks received by you from subscribers and the original executed subscription documents to the Dealer-Manager by the end of the next business day following receipt of the check by you. By the end of the next business day following its receipt of the check and original subscription documents, the Dealer-Manager shall transmit the check and the original executed subscription documents to the Managing General Partner.

12. PARTIES. This Agreement shall inure to the benefit of and be binding on you, the Dealer-Manager, and any respective successors and assigns. This Agreement shall also inure to the benefit of the indemnified parties, their successors and assigns. This Agreement is intended to be and is for the sole and exclusive benefit of the parties to this Agreement, including their respective successors and assigns, and the indemnified parties and their successors and assigns, and for the benefit of no other person. No other person shall have any legal or equitable right, remedy or claim under or in respect of this Agreement. No purchaser of any of the Units from you shall be construed a successor or assign merely by reason of the purchase.

13. RELATIONSHIP. You are not authorized to hold yourself out as agent of the Dealer-Manager, the Managing General Partner, a Partnership or any other Selling Agent. This Agreement shall not constitute you a partner of the Managing General Partner, the Dealer-Manager, a Partnership, any general partner of a Partnership, or any other Selling Agent, nor render the Managing General Partner, the Dealer-Manager, the Partnerships, any general partner of a Partnership, or any other Selling Agent, liable for any of your obligations.

14. EFFECTIVE DATE. This Agreement is made effective between the parties as of the date accepted by you as indicated by your signature to this Agreement.

15.    ENTIRE AGREEMENT, WAIVER.

       (a) This Agreement constitutes the entire agreement between the Dealer-Manager and you, and shall not be amended or modified in any way except by subsequent agreement executed in writing. Neither party to this Agreement shall be liable or bound to the other by any agreement except as specifically set forth in this Agreement.

       (b) The Dealer-Manager and you may waive, but only in writing, any term, condition, or requirement under this Agreement that is intended for its benefit. However, any written waiver of any term or condition of this Agreement shall not operate as a waiver of any other breach of the term or condition of this Agreement.

       (c) Also, any failure to enforce any provision of this Agreement shall not operate as a waiver of that provision or any other provision of this Agreement.

16.    NOTICES.

       (a) Any communications from you shall be in writing addressed to the Dealer-Manager at P.O. Box 926, Moon Township, Pennsylvania 15108-0926.

       (b) Any notice from the Dealer-Manager to you shall be deemed to have been duly given if mailed, faxed or telegraphed to you at your address shown below.

17.    COMPLAINTS. The Dealer-Manager and you agree as follows:

       (a) to notify the other if either receives an investor complaint in connection with the offer or sale of Units by you;

       (b)     to cooperate with the other in resolving the complaint; and

       (c) to cooperate in any regulatory examination of the other to the extent it involves this Agreement or the offer or sale of Units by you.

18. PRIVACY. The Dealer-Manager and you each acknowledge that certain information made available to the other under this Agreement may be deemed nonpublic personal information under the Gramm-Leach-Bliley Act, other federal or state privacy laws (as amended), and the rules and regulations promulgated thereunder, which are referred to collectively as the "Privacy Laws." The Dealer-Manager and you agree as follows:

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


       (a) not to disclose or use the information except as required to carry out each party's respective duties under this Agreement or as otherwise permitted by law in the ordinary course of business;

       (b) to establish and maintain procedures reasonably designed to assure the security and privacy of all the information; and

       (c) to cooperate with the other and provide reasonable assistance in ensuring compliance with the Privacy Laws to the extent applicable to either or both the Dealer-Manager and you.

19. ANTI-MONEY LAUNDERING PROVISION. You represent and warrant to the Managing General Partner and the Dealer-Manager that you have in place and will maintain suitable and adequate "know your customer" policies and procedures and that you shall comply with all applicable laws and regulations regarding anti-money laundering activity and will provide such documentation to the Managing General Partner and the Dealer-Manager on written request.

20. ACCEPTANCE. Please confirm your agreement to become a Selling Agent under the terms and conditions set forth above by signing and returning the enclosed duplicate copy of this Agreement to us at the address set forth above.

                                                Sincerely,

                             , 2004             ANTHEM SECURITIES, INC.
-----------------------------
Date

ATTEST:
                                                By:
-----------------------------                     -----------------------------
(SEAL)             Secretary                      Justin Atkinson, President

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


ACCEPTANCE:

         We accept your invitation to become a Selling Agent under all the terms and conditions stated in the above Agreement and confirm that all the statements set forth in the above Agreement are true and correct. We hereby acknowledge receipt of the numbered Private Placement Memoranda and Sales Literature and a copy of the Dealer-Manager Agreement referred to above.

                             , 2004                                            ,
-----------------------------                -----------------------------------
Date                                         a(n) _________________ corporation,

ATTEST:

                                              By:
-----------------------------                     ------------------------------
(SEAL)             Secretary                      ___________________, President


                                             -----------------------------------
                                             (Address)
                                             -----------------------------------
                                             -----------------------------------

                                             -----------------------------------
                                             (Telephone Number)

                                             Our CRD Number is
                                                                 ---------------
                                             Our Tax ID Number is
                                                                 ---------------

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


                      APPENDIX I TO SELLING AGENT AGREEMENT

In consideration for the payment to you, as Selling Agent, by the Dealer-Manager of an 8% sales commission, a 1.5% nonaccountable marketing expense fee subject to the reductions set forth in Section 2(a)(iii) and a .5% nonaccountable due diligence fee as set forth in Section 2(a) of the Selling Agent Agreement, you warrant, represent, covenant, and agree with the Dealer-Manager that you, as Selling Agent, shall do the following:

     o prominently and promptly announce your participation in the offering as Selling Agent to your registered representatives, whether by newsletter, e-mail, mail or otherwise, which announcement also shall advise your registered representatives to contact our Regional Marketing Director in whose territory the registered representative is located (the information concerning our Regional Marketing Directors has been provided to you by separate correspondence) with a copy of the announcement provided concurrently to the Dealer-Manager; and

     o provide the Dealer-Manager with the names, telephone numbers, addresses and e-mail addresses of your registered representatives, which information shall be kept confidential by the Dealer-Manager and the Managing General Partner and shall not be used for any purpose other than the marketing of the offering as set forth in the Dealer-Manager Agreement and the Selling Agent Agreement. Further, you, as Selling Agent, agree that the Dealer-Manager and the Managing General Partner may directly contact your registered representatives, in person or otherwise, to:

           o     inform them of the offering;

           o     explain the merits and risks of the offering; and

           o otherwise assist in your registered representatives' efforts to solicit and sell Units.

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